                                                     Registration No. 333-59517

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         Post-Effective Amendment No. 6
                                   To Form S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                          ----------------------------


                        NATIONWIDE VL SEPARATE ACCOUNT-D
                              (Exact Name of Trust)


                          ----------------------------


                  Nationwide Life and Annuity Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
              (Exact Name and Address of Depositor and Registrant)

                                 Dennis W. Click
                                    Secretary
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                     (Name and address of Agent for Service)


                          ----------------------------


================================================================================

This Post-Effective Amendment amends the Registration Statement in respect to the Prospectus.

It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on October 18, 1999 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    1 of 101

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                     CAPTION IN PROSPECTUS

 1..............................................Nationwide Life and Annuity
                                                Insurance Company
                                                The Variable Account
 2..............................................Nationwide Life and Annuity
                                                Insurance Company
 3..............................................Custodian of Assets
 4..............................................Distribution of The Policies
 5..............................................The Variable Account
 6..............................................Not Applicable
 7..............................................Not Applicable
 8..............................................Not Applicable
 9..............................................Legal Proceedings
10..............................................Information About The Policies;
                                                How The Cash Value Varies; Right
                                                to Exchange for a Fixed
                                                Benefit Policy; Reinstatement;
                                                Other Policy Provisions
11..............................................Investments of The Variable
                                                Account
12..............................................The Variable Account
13..............................................Policy Charges
                                                Reinstatement
14..............................................Underwriting and Issuance -
                                                Premium Payments
                                                Minimum Requirements for
                                                Issuance of a Policy
15..............................................Investments of the Variable
                                                Account; Premium Payments
16..............................................Underwriting and Issuance -
                                                Allocation of Cash Value
17..............................................Surrendering The Policy for Cash
18..............................................Reinvestment
19..............................................Not Applicable
20..............................................Not Applicable
21..............................................Policy Loans
22..............................................Not Applicable
23..............................................Not Applicable
24..............................................Not Applicable
25..............................................Nationwide Life and Annuity
                                                Insurance Company
26..............................................Not Applicable
27..............................................Nationwide Life and Annuity
                                                Insurance Company
28..............................................Company Management

                                    2 of 101

N-8B-2 ITEM                                     CAPTION IN PROSPECTUS

29..............................................Company Management
30..............................................Not Applicable
31..............................................Not Applicable
32..............................................Not Applicable
33..............................................Not Applicable
34..............................................Not Applicable
35..............................................Nationwide Life and Annuity
                                                Insurance Company
36..............................................Not Applicable
37..............................................Not Applicable
38..............................................Distribution of the Policies
39..............................................Distribution of the Policies
40..............................................Not Applicable
41(a)...........................................Distribution of the Policies
42..............................................Not Applicable
43..............................................Not Applicable
44..............................................How the Cash Value Varies
45..............................................Not Applicable
46..............................................How the Cash Value Varies
47..............................................Not Applicable
48..............................................Custodian of Assets
49..............................................Not Applicable
50..............................................Not Applicable
51..............................................Summary of the Policies;
                                                Information About The Policies
52..............................................Substitution of Securities
53..............................................Taxation of the Company
54..............................................Not Applicable
55..............................................Not Applicable
56..............................................Not Applicable
57..............................................Not Applicable
58..............................................Not Applicable
59..............................................Financial Statements

                                    3 of 101

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

      Corporate Flexible Premium Variable Universal Life Insurance Policies

 Issued by Nationwide Life and Annuity Insurance Company through its Nationwide
                              VL Separate Account-D

                The date of this prospectus is October 18, 1999.


This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies:

BT INSURANCE FUNDS TRUST
-        EAFE(R) Equity Index Fund
-        Equity 500 Index Fund
-        Small Cap Index Fund

DREYFUS
-        The Dreyfus Socially Responsible Growth Fund, Inc.
-        Dreyfus Stock Index Fund, Inc.

DREYFUS VARIABLE INVESTMENT FUND
-        Capital Appreciation Portfolio
-        Disciplined Stock Portfolio
-        International Value Portfolio
-        Limited Term High Income Portfolio*
-        Quality Bond Portfolio
-        Small Company Stock Portfolio

DREYFUS INVESTMENT PORTFOLIOS
-        Mid Cap Stock Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-        Equity-Income Portfolio: Service Class
-        Growth Portfolio: Service Class
-        High Income Portfolio: Service Class
-        Overseas Portfolio: Service Class

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
-        Asset Manager Portfolio: Service Class
-        Asset Manager: Growth Portfolio: Service Class
-        Contrafund Portfolio: Service Class


FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
-        Balanced Portfolio: Service Class
-        Growth & Income Portfolio: Service Class
-        Growth Opportunities Portfolio: Service Class
-        Mid Cap Portfolio: Service Class


GOLDMAN SACHS VARIABLE INSURANCE TRUST
-        Goldman Sachs VIT Growth and Income Fund
-        Goldman Sachs VIT CORE U.S. Equity Fund
-        Goldman Sachs VIT CORE Large Cap Growth Fund
-        Goldman Sachs VIT CORE Small Cap Equity Fund
-        Goldman Sachs VIT Capital Growth Fund
- Goldman Sachs VIT Mid Cap Value Fund (formerly Goldman Sachs VIT Mid Cap Equity Fund)
-        Goldman Sachs VIT International Equity Fund
-        Goldman Sachs VIT Global Income Fund
-        Goldman Sachs VIT Conservative Strategy Portfolio
-        Goldman Sachs VIT Balanced Strategy Portfolio
-        Goldman Sachs VIT Growth and Income Strategy Portfolio
-        Goldman Sachs VIT Growth Strategy Portfolio
-        Goldman Sachs VIT Aggressive Growth Strategy Portfolio


INVESCO VARIABLE INVESTMENT FUNDS, INC.
-        INVESCO VIF - Dynamics Fund
-        INVESCO VIF - Blue Chip Growth Fund INVESCO VIF - Health Sciences Fund
-        INVESCO VIF - High Yield Fund
-        INVESCO VIF - Industrial Equity Income Fund
-        INVESCO VIF - Realty Fund
-        INVESCO VIF - Small Company Growth Fund
-        INVESCO VIF - Technology Fund
-        INVESCO VIF - Total Return Fund
-        INVESCO VIF - Utilities Fund


MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS INC.
-        Emerging Markets Debt Portfolio
-        Equity Growth Portfolio

-        Fixed Income Portfolio
-        Global Equity Portfolio
-        High Yield Portfolio
-        International Magnum Portfolio
-        Mid Cap Growth Portfolio
-        Mid Cap Value Portfolio
-        Value Portfolio
-        U.S. Real Estate Portfolio


NATIONWIDE SEPARATE ACCOUNT TRUST ("NSAT")
-        Capital Appreciation Fund
-        Government Bond Fund
-        Money Market Fund
-        Total Return Fund
-        Nationwide Balanced Fund (subadviser: Salomon Brothers Asset
         Management, Inc.)
-        Nationwide Equity Income Fund (subadviser: Federated Investment
         Counseling)
- Nationwide Global Equity Fund (subadviser: J.P. Morgan Investment Management Inc.)
-        Nationwide High Income Bond Fund* (subadviser: Federated Investment
         Counseling)
-        Nationwide Mid Cap Index Fund (subadviser: The Dreyfus Corporation)
- Nationwide Multi Sector Bond Fund (subadviser: Salomon Brothers Asset Management, Inc. with Salomon Brothers Asset Management Limited)
- Nationwide Select Advisers Small Cap Growth Fund (subadvisers: Franklin Advisers, Inc., Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC.)
-        Nationwide Small Cap Value Fund (subadviser: The Dreyfus Corporation)
- Nationwide Small Company Fund (subadvisers: The Dreyfus Corporation, Neuberger Berman, L.P., Lazard Asset Management, Strong Capital Management, Inc. and Credit Suisse Asset Management, LLC)
-        Nationwide Strategic Growth Fund (subadviser: Strong Capital Management
         Inc.)
- Nationwide Strategic Value Fund (subadviser: Strong Capital Management Inc./Schafer Capital Management Inc.)


SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
-        Capital Fund
-        High Yield Bond Fund*
-        Investors Fund
-        Strategic Bond Fund
-        Total Return Fund

*These underlying mutual funds invest in lower quality debt securities commonly referred to as junk bonds.

In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.

Nationwide may limit the number of underlying mutual funds available to corporate purchasers and employers.

To obtain copies of any underlying mutual fund prospectus, please call:

         1-800-547-7548
     TDD 1-800-238-3035

or write:

     NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference to this prospectus can be found on the SEC website at:

                                   www.sec.gov

This policy is NOT:
-        a bank deposit;
-        endorsed by a bank or government agency;
-        federally insured; or
-        available in every state.

The life insurance policies offered by this prospectus are corporate flexible premium variable universal life insurance policies. They are designed for use by corporations and employers to provide life insurance coverage and the flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VL Separate Account-D (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS


ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under guaranteed mortality and current expense charges, and an interest rate of 4%. It is calculated pursuant to the Internal Revenue Code.

MATURITY DATE- The policy anniversary on or next following the insured's 100th birthday.

NATIONWIDE - Nationwide Life and Annuity Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value. On a monthly anniversary day, the net amount at risk is the death benefit minus the cash value prior to subtraction of the base policy cost of insurance charge.

NET PREMIUMS- The actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

VALUATION PERIOD - Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VL Separate Account-D, a separate account of Nationwide Life and Annuity Insurance Company that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.........................4

SUMMARY OF POLICY EXPENSES........................7

UNDERLYING MUTUAL FUND ANNUAL
      EXPENSES....................................8

SYNOPSIS OF THE POLICIES.........................11

NATIONWIDE LIFE AND ANNUITY INSURANCE
      COMPANY....................................12

NATIONWIDE ADVISORY SERVICES, INC................12

INVESTING IN THE POLICY..........................12
     The Variable Account and Underlying
      Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES...................15
     Minimum Requirements for Policy Issuance
     Premium Payments
     Pricing

POLICY CHARGES...................................16
     Sales Load
     Premium Expense Charge
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge
     Income Tax
     Reduction of Charges

SURRENDERING THE POLICY FOR CASH.................17
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE..........................19

POLICY PROVISIONS................................19
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY..........................20
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE..................................22

POLICY LOANS.....................................22
     Taking a Policy Loan
     Effect on Investment Performance
     Interest
     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT.......................................23

POLICY OWNER SERVICES............................24
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION........................24
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION..............................27

GRACE PERIOD.....................................27
     Reinstatement

TAX MATTERS......................................28
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS.............................31

YEAR 2000 COMPLIANCE ISSUES......................31

STATE REGULATION.................................32

REPORTS TO POLICY OWNERS.........................33

ADVERTISING......................................33

LEGAL PROCEEDINGS................................33

EXPERTS..........................................34

REGISTRATION STATEMENT...........................34

LEGAL OPINIONS...................................34

DISTRIBUTION OF THE POLICIES.....................34

ADDITIONAL INFORMATION ABOUT
     NATIONWIDE..................................36

APPENDIX A: OBJECTIVES FOR UNDERLYING
     MUTUAL FUNDS................................43

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
   CASH SURRENDER VALUES, AND DEATH
   BENEFITS......................................55

SUMMARY OF POLICY EXPENSES

Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, providing life insurance protection and assuming the mortality and expense risks.

Nationwide deducts a sales load and a charge for premium expense charge from premium payments. The sales load is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2% thereafter. On a current basis, the sales load is 3% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The premium expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Premium Expense Charge").

Nationwide deducts the following charges from the cash value of the policy:

-        monthly cost of insurance;
- monthly cost of any additional benefits provided by riders to the policy;
-        administrative expense charge(1); and
-        mortality and expense risk charge(2).

(1) Currently, the administrative expense charge is $5 per month. It is guaranteed not to exceed $10 per month.

(2) The mortality and expense risk charge is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the variable account. On a current basis this annual effective rate will be 0.60% in policy years 1-4, 0.40% in policy years 5-20, and 0.25% thereafter.

Nationwide does not deduct a surrender charge from the policy.

For more information about any policy charge, see "Policy Charges" in this prospectus.

                                               UNDERLYING MUTUAL FUND ANNUAL EXPENSES
                                                    (AFTER EXPENSE REIMBURSEMENT)

                                                                    ----------------------------------------------------
                                                                     Management      Other       12b-1    Total Mutual
                                                                        Fees        Expenses     Fees    Fund Expenses
------------------------------------------------------------------------------------------------------------------------

BT Insurance Funds Trust - EAFE(R)Equity Index Fund                     0.00%        0.65%       0.00%       0.65%
------------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - Equity 500 Index Fund                        0.00%        0.30%       0.00%       0.30%
------------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - Small Cap Index Fund                         0.00%        0.45%       0.00%       0.45%
------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially Responsible Growth Fund, Inc.                      0.75%        0.05%       0.00%       0.80%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc.                                          0.25%        0.01%       0.00%       0.26%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       0.75%        0.05%       0.00%       0.80%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Disciplined Stock Portfolio          0.75%        0.13%       0.00%       .0.88%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - International Value Portfolio        1.00%        0.29%       0.00%       1.29%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Limited Term High Income             0.65%        0.44%       0.00%       1.09%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Quality Bond Portfolio               0.65%        0.08%       0.00%       0.73%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund - Small Company Stock Portfolio        0.75%        0.23%       0.00%       0.98%
------------------------------------------------------------------------------------------------------------------------
Dreyfus Investment Portfolios - Mid Cap Stock Portfolio                 1.10%        0.00%       0.25%       1.35%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio: Service Class                     0.49%        0.08%       0.10%       0.67%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio: Service Class                            0.59%        0.06%       0.10%       0.75%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio: Service Class                       0.58%        0.14%       0.10%       0.82%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio: Service Class                          0.74%        0.13%       0.10%       0.97%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP  II Asset Manager Portfolio: Service Class                 0.54%        0.13%       0.10%       0.77%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP  II Asset Manager: Growth Portfolio: Service Class         0.59%        0.19%       0.10%       0.88%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP  II Contrafund Portfolio: Service Class                    0.59%        0.06%       0.10%       0.75%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Balanced Portfolio: Service Class                      0.44%        0.15%       0.10%       0.69%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio: Service Class               0.49%        0.11%       0.10%       0.70%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio: Service Class          0.59%        0.10%       0.10%       0.79%
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio: Service Class                       0.56%        0.44%       0.10%       1.10%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth and Income Fund                                0.75%        0.15%       0.00%       0.90%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE U.S. Equity Fund                                 0.70%        0.10%       0.00%       0.80%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE Large Cap Growth Fund                            0.70%        0.10%       0.00%       0.80%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE Small Cap Equity Fund                            0.75%        0.15%       0.00%       0.90%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Capital Growth Fund                                   0.75%        0.15%       0.00%       0.90%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund                                    0.80%        0.15%       0.00%       0.95%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT International Equity Fund                             1.00%        0.25%       0.00%       1.25%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Global Income Fund                                    0.90%        0.15%       0.00%       1.05%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Conservative Strategy Portfolio                       0.15%        0.10%       0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Balanced Strategy Portfolio                           0.15%        0.10%       0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth and Income Strategy Portfolio                  0.15%        0.10%       0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth Strategy Portfolio                             0.15%        0.10%       0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Aggressive Growth Strategy Portfolio                  0.15%        0.10%       0.00%       0.25%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Fund                                             0.60%        0.85%       0.00%       1.45%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Blue Chip Growth Fund                                     0.85%        0.72%       0.00%       1.57%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund                                      0.75%        0.52%       0.00%       1.27%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - High Yield Fund                                           0.60%        0.26%       0.00%       0.86%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Industrial Equity Income Fund                             0.75%        0.18%       0.00%       0.93%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Realty Fund                                               0.90%        1.00%       0.00%       1.90%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Small Company Growth Fund                                 0.75%        1.12%       0.00%       1.87%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Fund                                           0.75%        0.65%       0.00%       1.40%
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Total Return Fund                                         0.75%        0.42%       0.00%       1.17%
------------------------------------------------------------------------------------------------------------------------



                                                                    ----------------------------------------------------
                                                                     Management      Other       12b-1    Total Mutual
                                                                        Fees        Expenses     Fees    Fund Expenses
------------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Utilities Fund                                            0.60%        0.48%       0.00%       1.08%
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Emerging             0.27%        1.03%       0.00%       1.30%
Markets Debt Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Equity Growth        0.09%        0.76%       0.00%       0.85%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Fixed Income         0.06%        0.64%       0.00%       0.70%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Global Equity        0.32%        0.83%       0.00%       1.15%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - High Yield           0.15%        0.65%       0.00%       0.80%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - International        0.15%        1.00%       0.00%       1.15%
Magnum Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Mid Cap Growth       0.75%        0.30%       0.00%       1.05%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Mid Cap Value        0.23%        0.82%       0.00%       1.05%
Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - U.S. Real            0.17%        0.93%       0.00%       1.10%
Estate Portfolio
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - Value Portfolio      0.08%        0.77%       0.00%       0.85%
------------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund                                          0.58%        0.22%       0.00%       0.80%
------------------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund                                               0.44%        0.22%       0.00%       0.66%
------------------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund                                                  0.34%        0.21%       0.00%       0.55%
------------------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund                                                  0.57%        0.21%       0.00%       0.78%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Balanced Fund                                           0.54%        0.36%       0.00%       0.90%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Equity Income Fund                                      0.45%        0.50%       0.00%       0.95%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Global Equity Fund                                      0.59%        0.61%       0.00%       1.20%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide High Income Bond Fund                                   0.48%        0.47%       0.00%       0.95%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Mid Cap Index Fund                                      0.15%        0.50%       0.00%       0.65%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Multi-Sector Bond Fund                                  0.54%        0.36%       0.00%       0.90%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Select Advisers Small Cap Growth Fund                   0.57%        0.73%       0.00%       1.30%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Small Cap Value Fund                                    0.47%        0.58%       0.00%       1.05%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Small Company Fund                                      1.00%        0.25%       0.00%       1.25%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic Growth Fund                                   0.20%        0.80%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic Value Fund                                    0.52%        0.48%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Capital Fund                                           0.85%        0.15%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers High Yield Bond Fund                                   0.70%        0.30%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors Fund                                         0.80%        0.20%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Fund                                    0.75%        0.25%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Total Return Fund                                      0.75%        0.25%       0.00%       1.00%
------------------------------------------------------------------------------------------------------------------------

The following underlying mutual funds have "Other Expenses" voluntarily capped at 0.10%: Goldman Sachs VIT Conservative Strategy Portfolio, Goldman Sachs VIT Balanced Strategy Portfolio, Goldman Sachs VIT Growth and Income Strategy Portfolio, Goldman Sachs VIT Growth Strategy Portfolio, Goldman Sachs VIT Aggressive Growth Strategy Portfolio.

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.

                                                         ------------------------------------------------------------
                                                           Management        Other         12b-1      Total Mutual
                                                              Fees         Expenses         Fees      Fund Expenses
---------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - EAFE(R)Equity Index Fund          0.45%          1.21%          0.00%          1.66%
---------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - Equity 500 Index Fund             0.20%          0.99%          0.00%          1.19%
---------------------------------------------------------------------------------------------------------------------
BT Insurance Funds Trust - Small Cap Index Fund              0.35%          1.23%          0.00%          1.58%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio: Service Class          0.49%          0.09%          0.10%          0.68%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio: Service Class                 0.59%          0.11%          0.10%          0.80%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio: Service Class            0.58%          0.14%          0.10%          0.82%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio: Service Class               0.74%          0.17%          0.10%          1.01%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio: Service Class       0.54%          0.14%          0.10%          0.78%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager: Growth Portfolio:             0.59%          0.20%          0.10%          0.89%
Service Class
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio: Service Class          0.59%          0.11%          0.10%          0.80%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Balanced Portfolio: Service Class           0.44%          0.16%          0.10%          0.70%
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio: Service          0.49%          0.12%          0.10%          0.71%
Class
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio:             0.59%          0.11%          0.10%          0.80%
Service Class
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Growth and Income Fund                     0.75%          1.94%         0.00%          2.69%
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE U.S. Equity Fund                      0.70%          2.13%         0.00%          2.83%
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE Large Cap Growth Fund                 0.70%          2.17%         0.00%          2.87%
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE Small Cap Equity Fund                 0.75%          3.17%         0.00%          3.92%
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Capital Growth Fund                        0.75%          4.17%         0.00%          4.92%
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund                         0.80%          3.99%         0.00%          4.79%
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT International Equity Fund                  1.00%          1.97%         0.00%          2.97%
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Global Income Fund                         0.90%          2.40%          0.00%          3.30%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Dynamics Fund                                  0.60%         14.41%          0.00%         15.01%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Blue Chip Growth Fund                          0.85%         11.44%          0.00%         12.29%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Health Sciences Fund                           0.75%          3.57%          0.00%          4.32%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - High Yield Fund                                0.60%          0.47%          0.00%          1.07%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Industrial Equity Income Fund                  0.75%          0.42%          0.00%          1.17%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Realty Fund                                    0.90%          7.88%          0.00%          8.78%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Small Company Growth Fund                      0.75%         11.92%          0.00%         12.67%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Technology Fund                                0.75%          5.85%          0.00%          6.60%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Total Return Fund                              0.75%          0.49%          0.00%          1.24%
---------------------------------------------------------------------------------------------------------------------
INVESCO VIF - Utilities Fund                                 0.60%          1.24%          0.00%          1.84%
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. -           0.80%          1.25%          0.00%          2.05%
Emerging Markets Debt Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc -            0.55%          0.76%          0.00%          1.31%
Equity Growth Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. -           0.40%          0.64%          0.00%          1.04%
Fixed Income Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. -           0.80%          0.83%          0.00%          1.63%
Global Equity Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - High      0.50%          0.65%          0.00%          1.15%
Yield Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. -           0.80%          1.00%          0.00%          1.80%
International Magnum Portfolio
---------------------------------------------------------------------------------------------------------------------


                                                         ------------------------------------------------------------
                                                           Management        Other         12b-1      Total Mutual
                                                              Fees         Expenses         Fees      Fund Expenses
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc - Mid        0.75%          0.82%          0.00%          1.57%
Cap Value Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. - U.S.      0.80%          0.93%          0.00%          1.73%
Real Estate Portfolio
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds, Inc. -           0.55%          0.77%          0.00%          1.32%
Value Portfolio
---------------------------------------------------------------------------------------------------------------------
NSAT Capital Appreciation Fund                               0.60%          0.22%          0.00%          0.82%
---------------------------------------------------------------------------------------------------------------------
NSAT Government Bond Fund                                    0.50%          0.22%          0.00%          0.72%
---------------------------------------------------------------------------------------------------------------------
NSAT Money Market Fund                                       0.40%          0.21%          0.00%          0.61%
---------------------------------------------------------------------------------------------------------------------
NSAT Total Return Fund                                       0.59%          0.21%          0.00%          0.80%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Balanced Fund                                0.75%          0.36%          0.00%          1.11%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Equity Income Fund                           0.80%          0.50%          0.00%          1.30%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Global Equity Fund                           1.00%          0.61%          0.00%          1.61%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide High Income Bond Fund                        0.80%          0.47%          0.00%          1.27%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Mid Cap Index Fund                           0.50%          0.50%          0.00%          1.00%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Multi Sector Bond Fund                       0.75%          0.36%          0.00%          1.11%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Select Advisers Small Cap Growth Fund        1.10%          0.73%          0.00%          1.83%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Small Cap Value Fund                         0.90%          0.58%          0.00%          1.48%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic Growth Fund                        0.90%          0.80%          0.00%          1.70%
---------------------------------------------------------------------------------------------------------------------
NSAT Nationwide Strategic Value Fund                         0.90%          0.48%          0.00%          1.38%
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Capital Fund                                0.85%          2.41%          0.00%          3.26%
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers High Yield Bond Fund                        0.70%          1.37%          0.00%          2.07%
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors Fund                              0.80%          2.10%          0.00%          2.90%
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Fund                         0.75%          1.29%          0.00%          2.04%
---------------------------------------------------------------------------------------------------------------------
Salomon Brothers Total Return Fund                           0.75%          1.04%          0.00%          1.79%
---------------------------------------------------------------------------------------------------------------------


SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on the insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

If the policy is terminated during the insured's lifetime, a cash surrender value may be payable under the policy. However, there is no guaranteed cash surrender value (see "Variation in Cash Value "). The policy will lapse without value if the cash surrender value falls below what is needed to cover policy charges.

PREMIUMS

The minimum initial premium for which a policy may be issued is equal to three monthly deductions. The initial premium is shown on the policy data page. Each premium payment must be at least $50.

Additional premium payments may be made at any time while the policy is in force (see "Premium Payments").

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).

Riders currently include:
-   Additional Protection Rider; and
-   Change of Insured Rider.

POLICY CANCELLATION

Policy owners may return the policy for any reason within certain time periods and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in February 1981. It is a member of the Nationwide group with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in 48 states and the District of Columbia.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE

Nationwide does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.

NATIONWIDE ADVISORY SERVICES, INC.

The policies are distributed by Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio 43215. NAS is a wholly owned subsidiary of Nationwide Life Insurance Company.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VL Separate Account-D is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 22, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. The underlying mutual fund options are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may elect to transfer all sub-account cash values to the fixed account. No transfer charge will be assessed. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Changes within the Variable Account

Nationwide may, from time to time, create additional sub-accounts in the variable account. These sub-accounts may not be available to all policy owners. Nationwide also has the right to eliminate sub-accounts from the variable account, to combine two or more investment divisions, or to substitute a new underlying mutual fund for the underlying mutual fund in which a sub-account invests.

A substitution may become necessary if, in Nationwide's judgment, an underlying mutual fund no longer suits the purposes of the policies. This may happen due to:

- a change in laws or regulations;

- a change in the underlying mutual
  fund's investment objectives or restrictions;

- an underlying mutual fund no longer being available for investment; or

- some other reason.

In general, Nationwide may consider substituting an underlying mutual fund in which one of the sub-accounts invests under the following circumstances:

- if a conflict of interest arises with the underlying mutual fund's investment manager or other investors in the same underlying mutual fund;

- if the personnel of the underlying mutual fund's manager changes in a way Nationwide deems unfavorable;

- if the underlying mutual fund's manager does not control risks consistent with the underlying mutual fund's investment objectives and methods;

- if an underlying mutual fund's investment performance is unsatisfactory over a period of time compared to relevant benchmarks, taking into account the underlying mutual fund's investment objectives and methods; or

- if an underlying mutual fund's investment manager resigns or otherwise ceases to manage the underlying mutual fund's assets.

The approval of policy owners is not required for such a substitution, and policy owners have no legal right to compel such a substitution. No substitution of securities in the variable account may take place without the prior approval of the SEC, and under such requirements as it and any state insurance department may impose.

Subject to any required regulatory approvals, Nationwide reserves the right to transfer assets of the variable account or of any of the sub-accounts to another separate account or sub-account that Nationwide determines to be associated with the class of policies to which the policy belongs, to another separate account or to another investment division.

Where permitted by law, Nationwide reserves the right to:

  1. Register or deregister the variable account under the Investment Company Act of 1940, subject to the approval of the SEC;

  2. Operate the variable account as a managed separate account or any other form of organization permitted by applicable law;

  3. Reserve, restrict, or eliminate any voting rights of policy owners, or other persons who have voting rights through the variable account; and

  4. Combine the variable account with other separate accounts, subject to the approval of the SEC.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in other Nationwide separate accounts. It is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks.

Under exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein is subject to the provisions of these Acts, and Nationwide has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

Premium payments will be allocated to the fixed account by election of the policy owner.

The investment income earned by the fixed account will be allocated to the policies at varying rate(s) set by Nationwide. The guaranteed rate for any premium payment will be effective for not less than twelve months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The policy owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

The fixed account is not available for policies issued in the State of Texas.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. Minimum requirements for policy issuance include:

  o the insured must be age 80 or younger;

  o Nationwide may require satisfactory evidence of insurability (including a medical exam); and

  o a minimum specified amount of $50,000 ($100,000 in Pennsylvania and New Jersey).

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while the insured is still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

- Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk.

- Premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded.

- Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-        New Year's Day                 -        Independence Day
-        Martin Luther King, Jr. Day    -        Labor Day
-        Presidents' Day                -        Thanksgiving
-        Good Friday                    -        Christmas
-        Memorial Day

Nationwide also will not price purchase payments if:

  (1) trading on the New York Stock Exchange is restricted;

  (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

  (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.

POLICY CHARGES

SALES LOAD

Nationwide deducts a sales load from each premium payment received. It is guaranteed never to exceed 5.5% of each premium payment during the first 7 policy years and 2% thereafter. Currently, the sales load is 3% of the premium payment plus 2.5% of premiums up to the target premium during the first 7 policy years, and 0% on all premiums thereafter. The target premium is a premium level based upon a percentage of the guideline level premium. It is the level annual premium amount at which the sales load is reduced on a current basis. The target premium amount is located on the policy data page.

PREMIUM EXPENSE CHARGE

Nationwide deducts a premium expense charge equal to 3.50% from all premium payments. This charge reimburses Nationwide for administrative expenses on an aggregate basis, including premium taxes imposed by various state and local jurisdictions and for federal taxes imposed under Section 848 of the Internal Revenue Code. Generally, these tax expenses to Nationwide consist of two components:

   (1) a state premium tax rate of 2.25%; and

   (2) a federal tax rate of 1.25%.

Nationwide expects to pay an average state premium tax rate of approximately 2.25% of premiums for all states. State tax rates can range from 0% to 4%. This charge may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

The 1.25% federal tax component is designed to reimburse Nationwide for expenses incurred from federal taxes imposed under Section 848 of the Internal Revenue Code.

Nationwide does not expect to make a profit from these charges.

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

If death benefit Option 1 is in effect and there have been increases in the specified amount, then the cash value will first be considered a part of the initial specified amount. If the cash value exceeds the initial specified amount, it will then be considered a part of the additional increases in specified amount resulting from the increases in the order of the increases.

Monthly cost of insurance rates will be unisex and will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Male Mortality Table, Age Last Birthday, aggregate as to tobacco status (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Nationwide may also issue certain policies on a "non-medical," guaranteed issue, or simplified issue basis to certain categories of individuals. Due to the underwriting criteria established for policies issued on a non-medical basis, actual rates will be higher than the current cost of insurance rates being charged under policies that are medically underwritten.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts an administrative expense charge proportionately from the cash value in each sub-account and the fixed account on a monthly basis. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge. Currently, this charge is $5 per month in all policy years. Nationwide may, at its sole discretion, increase this charge. However, Nationwide guarantees that this charge will never exceed $10 per month in all policy years.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.

Nationwide deducts the mortality and expense risk charge from the variable account on a daily basis. The charge is deducted proportionally from the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The charge is not to exceed an annual effective rate of 0.75% of the daily net assets of the variable account. On a current basis, this rate will be 0.60% during policy years 1-4, 0.40% during policy years 5-20, and 0.25% thereafter. Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

Nationwide may realize a profit from this charge. Unrecovered expenses are borne by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges.

INCOME TAX

No charge is assessed to policy owners for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES

The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by Nationwide (including employees of Nationwide and their families). Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

- the number of insureds;

- the total premium expected to be paid;

- total assets under management for the policy owner;

- the nature of the relationship among individual insureds;

- the purpose for which the policies are being purchased;

- the expected persistency of individual policies; and

- any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, plus 3.5%, 5.5%, or 4.0% of the current premium if that date occurs during policy years one, two or three, respectively.

Partial Surrenders

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

    1) the minimum partial surrender is $500;

    2) partial surrenders may not reduce the specified amount to less than $50,000;

    3) after the partial surrender, the cash surrender value is greater than $500 or an amount equal to three times the current monthly deduction, if higher; and

    4) after the partial surrender, the policy continues to qualify as life insurance.

When a partial surrender is made, the cash value will be reduced by the amount of the partial surrender. Further, the specified amount will be reduced by the amount necessary to prevent any increase to the net amount at risk, unless the partial surrender is treated as a preferred partial surrender.

Preferred Partial Surrenders

A partial surrender is considered a preferred partial surrender if the following conditions are met:

        (1) the surrender occurs before the 15th policy anniversary; and

        (2) the surrender amount plus the amount of any previous preferred policy surrenders in that same policy year does not exceed 10% of the cash surrender value as of the beginning of the policy year.

Reduction of the Specified Amount

When a partial surrender is made, in addition to the cash value being reduced by the amount of the partial surrender, the specified amount may also be reduced (except in the case of a preferred partial surrender). The reduction to the specified amount will be made in the following order:

  (1) against the most recent increase in the specified amount;

  (2) against the next most recent increases in the specified amount in succession; and

  (3) against the specified amount under the original application.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

  (1) the value each year of the life insurance protection provided;

  (2) an amount equal to any employer-paid premiums; or

  (3) some or all of the amount by which the current value exceeds the employer's interest in the policy.

Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

VARIATION IN CASH VALUE

On any date during the policy year, the cash value equals the cash value on the preceding valuation date, plus any net premiums applied since the previous valuation date, minus any partial surrenders, plus or minus any investment results, and less any policy charges.

There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While the insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a contingent policy owner or a new policy owner while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.

If the policy owner is other than the insured, names no contingent policy owner, and dies before the insured, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while the insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases the insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives the insured, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Specified Amount Increases

The policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions:

  1. the request must be applied for in writing;

  2. satisfactory evidence of insurability must be provided;

  3. the increase must be for a minimum of $10,000;

  4. the cash surrender value is sufficient to continue the policy in force for at least 3 months; and

  5. age limits are the same as for a new issue.

Any approved increase will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the supplemental application. Nationwide reserves the right to limit the number of specified amount increases to one each policy year.

Specified Amount Decreases

After the first policy year, the policy owner may also request a decrease to the specified amount. Any approved decrease will be effective on the monthly anniversary day on or next following the date Nationwide receives the request. Any such decrease shall reduce insurance in the following order:

  1. against insurance provided by the most recent increase;

  2. against the next most recent increases successively; and

  3. against insurance provided under the original application.

Nationwide reserves the right to limit the number of specified amount decreases to one each policy year. Nationwide will refuse a request for a decrease which would:

  1. reduce the specified amount to less than $50,000 ($100,000 in New Jersey and Pennsylvania); or

  2. disqualify the policy as a contract for life insurance.

OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.

Premiums allocated to a sub-account on the application are allocated to the NSAT Money Market Fund during the period a policy owner may cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. At the expiration of the cancellation period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).

The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period. Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result where:

 (a)   is:

       (1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and

       (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the ex-dividend date occurs during the current valuation period).
 (b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.

 (c) is a factor representing the daily mortality and expense risk charge deducted from the variable account. Such factor is guaranteed not to exceed an annual effective rate of 0.75% of the daily net assets of the variable account. On a current basis, this annual effective rate will be 0.60% during policy years 1-4, 0.40% during policy years 5-20, and 0.25% thereafter.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the net asset value of underlying mutual fund shares, because of the deduction for mortality and expense risk charge.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

The policy owner may transfer amounts between the fixed account and the variable account without penalty or adjustment, subject to the following requirements:

- Nationwide reserves the right to limit such transfers to one per policy year.

- Transfers from the fixed account must be made within 45 days after the end of an interest rate guarantee period (the period of time for which the current interest rate is guaranteed by Nationwide).

- Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the portion of the cash value attributable to the fixed account as of the end of the prior policy year. However, if the policy owner elects in writing to Nationwide to transfer all of the cash value attributable to the fixed account, the restriction for five successive policy years shall be 20%, 25%, 33%, 50% and 100%, respectively.

- Transfers to the fixed account may not be made prior to the first policy anniversary or within 12 months subsequent to a prior transfer.

- Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of that portion of the cash value attributable to the variable account as of the close of business of the prior valuation period.

- Nationwide reserves the right to refuse a transfer to the fixed account if the cash value attributable to the fixed account is greater than or equal to 30% of the cash value.

Transfer Requests

Nationwide will accept transfer requests in writing or in those states that allow, over the telephone. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone exchange privilege upon 30 days written notice to policy owners.

Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market- timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

- submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

- submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

Policy owners may return the policy for any reason before the latest of:

-    10 days after receiving the policy;

-    45 days after signing the application; or

-    10 days after Nationwide mails or delivers a Notice of Right of Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.

Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within seven days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.

POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value in the sub-accounts plus 100% of the cash value in the fixed account plus 100% of the cash value in the policy loan account. Nationwide will not grant a loan for an amount less than $500 (unless otherwise required by state law). Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.

INTEREST

The loan interest rate is guaranteed not to exceed 3.75% per year for all policy loans. On a current basis, the loan interest rate is 3.6% in policy years 1-4, 3.4% in policy years 5-20, and 3.25% thereafter.

On a current and guaranteed basis, the cash value in the policy loan account is credited with an annual effective rate of 3% in all policy years.

If it is determined that such loans will be treated, as a result of the differential between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision, Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers to be more likely to result in the transaction being treated as a loan under federal tax law.

Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. It will be allocated according to the fund allocation factors in effect at the time of the transfer.

Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While the insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.

Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the following underlying mutual fund option: NSAT Money Market Fund.

The minimum monthly transfer is $100. Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects the specified amount and the death benefit option. At issue, the policy owner also irrevocably elects either of the following tests qualifying the policy as life insurance under Section 7702 of the Internal Revenue Code: (1) Guideline Premium/Cash Value Corridor Test; or
(2) the Cash Value Accumulation Test.

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner may choose one of three death benefit options.

OPTION 1: the death benefit will be the greater of the specified amount or the applicable percentage of cash value. Under OPTION 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, see the illustrations in Appendix B.

OPTION 2: the death benefit will be the greater of the specified amount plus the cash value as of the date of death, or the applicable percentage of cash value and will vary directly with the investment performance.

OPTION 3: the death benefit is the greater of: (a) the applicable percentage of the cash value as of the date of death; or (b) the specified amount plus the lesser of either: (i) the maximum increase amount shown on the policy, or (ii) the amount of all premium payments and interest accrued at the Option 3 interest rate as shown in the policy, accumulated up to the date of death, less any partial surrenders and applicable interest accrued at the Option 3 interest rate as shown in the policy. Once elected, Option 3 is irrevocable.

                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                       APPLICABLE PERCENTAGE OF CASH VALUE


-----------------------------------------------------------------------------------------------------------
     Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age           of Cash Value         Age          of Cash Value         Age          of Cash Value
-----------------------------------------------------------------------------------------------------------
      0-40               250%               60              130%               80              105%
-----------------------------------------------------------------------------------------------------------
        41               243%               61              128%               81              105%
-----------------------------------------------------------------------------------------------------------
        42               236%               62              126%               82              105%
-----------------------------------------------------------------------------------------------------------
        43               229%               63              124%               83              105%
-----------------------------------------------------------------------------------------------------------
        44               222%               64              122%               84              105%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        45               215%               65              120%               85              105%
-----------------------------------------------------------------------------------------------------------
        46               209%               66              119%               86              105%
-----------------------------------------------------------------------------------------------------------
        47               203%               67              118%               87              105%
-----------------------------------------------------------------------------------------------------------
        48               197%               68              117%               88              105%
-----------------------------------------------------------------------------------------------------------
        49               191%               69              116%               89              105%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        50               185%               70              115%               90              105%
-----------------------------------------------------------------------------------------------------------
        51               178%               71              113%               91              104%
-----------------------------------------------------------------------------------------------------------
        52               171%               72              111%               92              103%
-----------------------------------------------------------------------------------------------------------
        53               164%               73              109%               93              102%
-----------------------------------------------------------------------------------------------------------
        54               157%               74              107%               94              101%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        55               150%               75              105%               95              101%
-----------------------------------------------------------------------------------------------------------
        56               146%               76              105%               96              101%
-----------------------------------------------------------------------------------------------------------
        57               142%               77              105%               97              101%
-----------------------------------------------------------------------------------------------------------
        58               138%               78              105%               98              101%
-----------------------------------------------------------------------------------------------------------
        59               134%               79              105%               99              101%
-----------------------------------------------------------------------------------------------------------

In the event the policy owner has a substandard rating, the preceding percentages will differ.

                         CASH VALUE ACCUMULATION TEST
                     APPLICABLE PERCENTAGE OF CASH VALUE

-----------------------------------------------------------------------------------------------------------
     Attained         Percentage         Attained        Percentage         Attained        Percentage
       Age           of Cash Value         Age          of Cash Value         Age          of Cash Value
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                            44             292.29%             72             141.69%
-----------------------------------------------------------------------------------------------------------
                                            45             283.37%             73             139.10%
-----------------------------------------------------------------------------------------------------------
        18              667.85%             46             274.79%             74             136.66%
-----------------------------------------------------------------------------------------------------------
        19              648.73%             47             266.55%             75             134.38%
-----------------------------------------------------------------------------------------------------------
        20              630.14%             48             258.61%             76             133.56%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        21              611.94%             49             250.98%             77             132.83%
-----------------------------------------------------------------------------------------------------------
        22              594.06%             50             243.65%             78             132.18%
-----------------------------------------------------------------------------------------------------------
        23              576.45%             51             236.59%             79             131.58%
-----------------------------------------------------------------------------------------------------------
        24              559.07%             52             229.82%             80             131.04%
-----------------------------------------------------------------------------------------------------------
        25              541.95%             53             223.34%             81             130.55%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        26              525.08%             54             217.13%             82             130.12%
-----------------------------------------------------------------------------------------------------------
        27              508.52%             55             211.19%             83             127.37%
-----------------------------------------------------------------------------------------------------------
        28              492.32%             56             205.51%             84             124.75%
-----------------------------------------------------------------------------------------------------------
        29              476.49%             57             200.06%             85             122.27%
-----------------------------------------------------------------------------------------------------------
        30              461.08%             58             194.84%             86             119.90%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        31              446.10%             59             189.84%             87             117.63%
-----------------------------------------------------------------------------------------------------------
        32              431.57%             60             185.03%             88             115.44%
-----------------------------------------------------------------------------------------------------------
        33              417.50%             61             180.43%             89             113.31%
-----------------------------------------------------------------------------------------------------------
        34              403.89%             62             176.02%             90             112.35%
-----------------------------------------------------------------------------------------------------------
        35              390.73%             63             171.81%             91             111.38%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        36              378.03%             64             167.80%             92             110.38%
-----------------------------------------------------------------------------------------------------------
        37              365.79%             65             163.98%             93             109.32%
-----------------------------------------------------------------------------------------------------------
        38              354.01%             66             160.34%             94             108.18%
-----------------------------------------------------------------------------------------------------------
        39              342.67%             67             156.86%             95             106.94%
-----------------------------------------------------------------------------------------------------------
        40              331.77%             68             153.54%             96             105.62%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
        41              321.30%             69             150.37%             97             104.27%
-----------------------------------------------------------------------------------------------------------
        42              311.24%             70             147.33%             98             102.99%
-----------------------------------------------------------------------------------------------------------
        43              301.57%             71             144.44%             99             100.00%
-----------------------------------------------------------------------------------------------------------

In the event the policy owner has a substandard rating, the preceding percentages will differ.

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may elect to change the death benefit option under the policy from either Option 1 to Option 2, or from Option 2 to Option 1. Initial elections to Option 3 are irrevocable and cannot be changed. Only one change of death benefit option is permitted per policy year. The effective date of a change will be the monthly anniversary day following the date the change is approved by Nationwide.

In order for any change in the death benefit option to become effective, the cash surrender value, after a change, must be sufficient to keep the policy in force for at least three months.

Nationwide will adjust the specified amount so that the net amount at risk remains constant before and after the death benefit option change. A change in death benefit option will not be permitted if it results in the specified amount being reduced to an amount in which the total premiums paid exceed the premium limit required by applicable state law to qualify the policy as a contract for life insurance.

PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the insured's death will be the death benefit as described above, less any policy indebtedness and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the insured's lifetime for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the insured's lifetime for 2 years from its effective date.

ERROR IN AGE

If the age of the insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

   1. is the amount of the death benefit at the time of the insured's death reduced by the amount of the cash value at the time of the insured's death;

   2. is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age in the policy month of death; and

   3. is the cash value at the time of the insured's death.

SUICIDE

If the insured dies by suicide, while sane or insane, within two years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness and less any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. Maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may, at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one-time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

If the cash surrender value on a monthly anniversary day is not sufficient to cover the current policy charges, a grace period will be allowed for the payment of a premium equal up to three times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period, at the address in the application or another address specified by the policy owner, stating the amount of premium required. The grace period will end 61 days after the day the notice is mailed. If sufficient premium is not received by Nationwide by the end of the grace period, the policy will lapse without value. If death proceeds become payable during the grace period, Nationwide will pay the death proceeds.

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy owner may reinstate the policy by:

   1. submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

   2. providing evidence of insurability satisfactory to Nationwide;

   3. paying sufficient premium to cover all policy charges that were due and unpaid during the grace period;

   4. paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

   5. paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the cash value at the end of the grace period.

Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation factors in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code.

Section 7702A of the Internal Revenue Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Internal Revenue Code states that taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals) are subject to federal income taxes in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Internal Revenue Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2 or disabled or the distribution is part of an annuity to the policy owner as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual", as that term is defined in the Internal Revenue Code, are excludable from gross income.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.

In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts such as the variable account be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or Nationwide pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.

If the failure to diversify is not corrected in this manner, the policy owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.

Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING

Distributions of income from a modified endowment contract are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise of no Taxpayer Identification Number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.

FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES

The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1999, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.

When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS

Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual Taxpayer Identification Number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual Taxpayer Identification Number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.

A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, Any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no Taxpayer Identification Number, or an incorrect Taxpayer Identification Number, is provided.

State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. In addition, the U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, and should not take the place of your independent legal, tax and/or financial advisor.

LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

YEAR 2000 COMPLIANCE ISSUES

Nationwide has developed and implemented a plan to address issues related to the Year 2000. The problem relates to many existing computer systems using only two digits to identify a year in a date field. These systems were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer systems could fail or create erroneous results when processing information dated after December 31, 1999. Like many organizations, Nationwide is required to renovate or replace many computer systems so that the systems will function properly after December 31, 1999.

Nationwide has completed an inventory and assessment of all computer systems and has implemented a plan to renovate or replace all applications that were identified as not Year 2000 compliant. Nationwide has renovated all applications that required renovation. Testing of the renovated programs included running each application in a Year 2000 environment and was completed as planned during 1998. For applications being replaced, Nationwide had all replacement systems in place and functioning as planned by year-end 1998. The shareholder services system that supports mutual fund products was fully deployed during the first quarter 1999. Conversion of existing traditional life policies to the new compliant system was completed by July 1999.


Nationwide has completed an inventory and assessment of all vendor products and has tested and certified that each vendor product is Year 2000 compliant. Any vendor products that could not be certified as Year 2000 compliant were replaced or eliminated in 1998.


Nationwide's facilities in Columbus, Ohio have been inventoried, assessed and tested as being Year 2000 compliant. Mission-critical systems supporting Nationwide's infrastructure such as telecommunications, voice and networks were renovated and brought into compliance as planned during the second quarter.

Nationwide has also addressed issues associated with the exchange of electronic data with external organizations. Nationwide has completed an inventory and assessment of all business partners utilizing electronic interfaces with Nationwide and processes have been put in place to allow Nationwide to accept data regardless of the format. During the third quarter 1999, contingency plans will be finalized for other interfaces with our critical business partners.

In addition to resolving internal Year 2000 readiness issues, Nationwide is conducting a due diligence effort with significant external organizations, including mutual fund organizations, financial institutions and wholesale producers, to assess if they will be Year 2000 compliant. This involves communication and follow-up with critical business partners to determine if they will be in a position to continue doing business in the Year 2000 and beyond. The results are currently being gathered and analyzed and these efforts will continue until compliance is assured or until regulatory rulings indicate actions to be taken related to non-compliant firms. Contingency plans have been developed for mutual fund organizations, financial institutions and wholesale producers who may not become compliant prior to the end of 1999.

As part of its risk management strategy, Nationwide has identified risk scenarios including the identification of external risk factors that could cause business interruptions from Year 2000 related events. These risk scenarios include increased customer service volume, increased producer service volume, utility failures, technology failures and disruptions in business operations, finance and cash flow. Nationwide is in the process of developing mitigation and contingency plans to address these risks that would, except for complete utility failure, permit uninterrupted service to customers and producers. Contingency and mitigation plan efforts are expected to be completed during the third quarter of 1999.


Operating expenses in 1998 and 1997 include approximately $44.7 million and $45.4 million, respectively, for technology projects, including costs related to Year 2000. Nationwide anticipates spending approximately $5 million on Year 2000 activities in 1999 and expenditures for the first six months of 1999 totaled $4.2 million. These expenses do not have an effect on the assets of the variable account and are not charged through to the contract owner.

Management does not anticipate that the completion of Year 2000 renovation and replacement activities will result in a reduction in operating expenses. Rather, personnel and resources currently allocated to Year 2000 issues will be assigned to other technology-related projects.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.


On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. Nationwide intends to defend this lawsuit vigorously.


There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NAS, is not engaged in any litigation of any material nature.

EXPERTS

The audited financial statements have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

LEGAL OPINIONS

Legal matters in connection with the policies described herein are being passed upon by Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributor, NAS. NAS was organized as an Ohio corporation on April 8, 1965. NAS is a wholly owned subsidiary of Nationwide and a member of the NASD.

NAS acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:
- Nationwide Multi-Flex Variable Account
- Nationwide Variable Account-II
- Nationwide VLI Separate Account-3
- Nationwide VLI Separate Account-4
- Nationwide VLI Separate Account-5
- Nationwide Variable Account
- Nationwide Variable Account-5
- Nationwide Variable Account-6
- Nationwide Variable Account-8
- Nationwide Variable Account-9
- Nationwide Variable Account-10
- Nationwide VA Separate Account-A
- Nationwide VA Separate Account-B
- Nationwide VA Separate Account-C
- Nationwide VL Separate Account-A
- Nationwide VL Separate Account-B
- Nationwide VL Separate Account-C
- Nationwide VL Separate Account-D.

NAS also acts as principal underwriter for the following open-end management investment companies:
- Nationwide Mutual Funds;
- Nationwide Separate Account Trust;
- Financial Horizons Investment Trust; and
- Nationwide Asset Allocation Trust.

Gross first year commissions plus any expense allowance payments made by Nationwide on the sale of these policies distributed by NAS will not exceed 40% of target premium plus 5% of any excess premium payments in year one and 25% of target premium plus 5% on the excess premium in years two through four. Gross renewal commissions paid at the beginning of policy year five and beyond by Nationwide will not exceed greater of 5% of target premium plus 5% on the excess premium or an annual effective rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter. For single premium modified endowment contracts issued on or after May 1, 1999, gross renewal commissions paid at the beginning of policy year two and beyond will not exceed an annual rate of 0.20%, paid quarterly, of the cash value as of the end of the prior quarter.

No underwriting commissions have been paid by Nationwide to NAS.


NATIONWIDE ADVISORY SERVICES, INC. DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------
                                                                    POSITIONS AND OFFICES
      NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------------
Joseph J. Gasper                                                    President and Director
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Dimon R. McFerson                            Chairman of the Board of Directors and Chairman and Chief Executive
One Nationwide Plaza                                                 Officer and Director
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Robert A. Oakley                               Executive Vice President - Chief Financial Officer and Director
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Susan A. Wolken                                                            Director
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Paul J. Hondros                                                            Director
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Robert J. Woodward, Jr.                        Executive Vice President - Chief Investment Officer and Director
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Edwin P. McCausland, Jr.                                Senior Vice President-Fixed Income Securities
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Charles S. Bath                                                  Vice President - Investments
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Alan A. Todryk                                                    Vice President - Taxation
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Dennis W. Click                                                  Vice President and Secretary
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
William G. Goslee                                                       Vice President
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
James F. Laird, Jr.                                           Vice President and General Manager
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Joseph P. Rath                                                   Vice President - Compliance
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Christopher A. Cray                                                       Treasurer
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Elizabeth A. Davin                                                   Assistant Secretary
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                    POSITIONS AND OFFICES
      NAME AND BUSINESS ADDRESS                                        WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------------
David E. Simaitis                                                    Assistant Secretary
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------
Patricia J. Smith                                                    Assistant Secretary
One Nationwide Plaza
Columbus, OH  43215
------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT NATIONWIDE

The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.

Nationwide serves as depositor for the following separate accounts, each of which is a registered investment company:

-        Nationwide VL Separate Account-A,
-        Nationwide VL Separate Account-B,
-        Nationwide VL Separate Account-C,
-        Nationwide VL Separate Account-D,
-        Nationwide VA Separate Account-A,
-        Nationwide VA Separate Account-B, and
-        Nationwide VA Separate Account-C.

Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares home office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group. The companies listed above have substantially common boards of directors and officers.

Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide. NFS serves as a holding company for other financial institutions. Nationwide is the sole owner of Nationwide Life and Annuity Insurance Company.

Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide Insurance Enterprise. Messrs. McFerson, Gasper, Woodward and Ms. Thomas are also trustees of one or more of the registered investment companies distributed by Nationwide Advisory Services, a registered broker-dealer affiliated with the Nationwide Insurance Enterprise.

DIRECTORS OF NATIONWIDE

---------------------------------------------------------------------------------------------------------------------
DIRECTORS OF THE DEPOSITOR NAME AND
      PRINCIPAL BUSINESS                POSITIONS AND OFFICES
           ADDRESS                          WITH DEPOSITOR        PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------
Lewis J. Alphin                                Director           Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365
---------------------------------------------------------------------------------------------------------------------
A. I. Bell                                     Director           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701
---------------------------------------------------------------------------------------------------------------------
Kenneth D. Davis                               Director           Farm Owner and Operator (1)
7229 Woodmansee Road
Leesburg, Ohio 45135
---------------------------------------------------------------------------------------------------------------------
Keith W. Eckel                                 Director           Partner, Fred W. Eckel Sons; President, Eckel
1647 Falls Road                                                   Farms, Inc. (1)
Clarks Summit, PA 18411
---------------------------------------------------------------------------------------------------------------------
Willard J. Engel                               Director           Retired General Manager, Lyon County Co-operative
301 East Marshall Street                                          Oil Company (1)
Marshall, MN 44691
---------------------------------------------------------------------------------------------------------------------
Fred C. Finney                                 Director           Owner and Operator, Moreland Fruit Farm; Operator,
1558 West Moreland Road                                           Melrose Orchard (1)
Wooster, OH 44691
---------------------------------------------------------------------------------------------------------------------
Joseph J. Gasper                         President and Chief      President and Chief Operating Officer, Nationwide
One Nationwide Plaza                    Operating Officer and     Life Insurance Company and Nationwide Life and
Columbus, OH 43215                             Director           Annuity Insurance Company (2)
---------------------------------------------------------------------------------------------------------------------
Dimon R. McFerson                         Chairman and Chief      Chairman and Chief Executive Officer- (2)
One Nationwide Plaza                    Executive Officer and
Columbus, OH 43215                             Director
---------------------------------------------------------------------------------------------------------------------
David O. Miller                       Chairman of the Board and   President, Owen Potato Farm, Inc.; Partner, M&M
115 Sprague Drive                              Director           Enterprises (1)
Hebron, OH 43025
---------------------------------------------------------------------------------------------------------------------
Yvonne L. Montgomery                           Director           Senior Vice President-General Manager Southern
Suite 1600                                                        Customer Operations for U.S. Customer Operations,
2859 Paces Ferry Road                                             Xerox Corporation (2)
Atlanta, GA 30339
---------------------------------------------------------------------------------------------------------------------
Ralph M. Paige                                 Director           Executive Director Federation of Southern
2769 Church Street                                                Cooperatives/Land Assistance Fund
East Point, GA 30344
---------------------------------------------------------------------------------------------------------------------
James F. Patterson                             Director           Vice President, Pattersons, Inc.; President,
8765 Mulberry Road                                                Patterson Farms, Inc. (1)
Chesterland, OH 44026
---------------------------------------------------------------------------------------------------------------------
Arden L. Shisler                               Director           President and Chief Executive Officer, K&B
1356 North Wenger Road                                            Transport, Inc. (1)
Dalton, OH 44618
---------------------------------------------------------------------------------------------------------------------
Robert L. Stewart                              Director           Owner and Operator Sunnydale Farms and Mining (1)
88740 Fairview Road
Jewett, OH 43986
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
DIRECTORS OF THE DEPOSITOR NAME AND
     PRINCIPAL BUSINESS                 POSITIONS AND OFFICES
          ADDRESS                           WITH DEPOSITOR        PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------
Nancy C. Thomas                                Director           Farm Owner and Operator, Da-Ma-Lor Farms (1)
1733A Westwood Avenue
Alliance, OH 44601
---------------------------------------------------------------------------------------------------------------------

(1) Principal occupation for last 5 years.
(2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.

Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.

Messrs. McFerson, Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Mr. McFerson and Ms. Thomas are trustees of Nationwide Mutual Funds, a registered investment company. Messrs. McFerson, Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Mutual Funds, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF NATIONWIDE

-------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR                         OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
-------------------------------------------------------------------------------------------------------------------
Dennis W. Click                                   Vice President - Secretary
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
James E. Brock                                    Senior Vice President - Corporate Development
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
John R. Cook, Jr.                                 Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Phillip C. Gath                                   Senior Vice President and Chief Actuary
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard D. Headley                                Senior Vice President - Chief Information Technology Officer
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Donna A. James                                    Senior Vice President - Human Resources
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE DEPOSITOR                         OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
-------------------------------------------------------------------------------------------------------------------
Douglas C. Robinette                              Senior Vice President - Marketing and Product Management
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Bruce C. Barnes                                   Vice President - Technology Strategy and Planning
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
David A. Diamond                                  Vice President - Enterprise Controller
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Matthew S. Easley                                 Vice President - Investment Life Actuarial
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
R. Dennis Noice                                   Vice President -  Systems
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Joseph P. Rath                                    Vice President - Office of Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------
Mark R. Thresher
One Nationwide Plaza                              Vice President - Finance and Treasurer
Columbus, OH 43215
-------------------------------------------------------------------------------------------------------------------

JOSEPH J. GASPER has been President and Chief Operating Officer of Nationwide and Director since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 32 years.

BRUCE C. BARNES has been Vice President - Technology Strategy and Planning since May 1998. Previously, Mr. Barnes was Vice President - Information Systems from February 1997 to May 1998. Mr. Barnes was Vice President - Life Systems from May 1996 to May 1998. Previously, he was Vice President - Investment Product Systems from April 1995 to May 1996. Prior to that time, Mr. Barnes was Vice President - Individual Investment Products/Common Systems from May 1994 to April 1995 and Associate Vice President - Individual Investment Products/Common Systems from May 1992 to May 1994. Mr. Barnes was Vice President - Information Services of PHP Benefits Systems, Inc. from January 1987 to January 1992. Mr. Barnes has been with Nationwide for 7 years.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.

JAMES E. BROCK has been Senior Vice President - Corporate Development since July 1997. Previously, he was Senior Vice President - Company Operations from December 1996 to

July 1997 and was also Senior Vice President - Life Company
Operations from April 1996 to July 1997. Mr. Brock was Senior Vice President - Investment Products Operations from November 1990 to April 1996. Prior to that time, Mr. Brock held several positions within Nationwide. Mr. Brock has been with Nationwide for 29 years.

DENNIS W. CLICK has been Vice President - Secretary since December 1997. Previously, he was Vice President - Assistant Secretary from December 1996 to December 1997. Mr. Click was Vice President - Assistant Secretary from August 1994 to December 1997. Mr. Click was Associate Vice President and Assistant Secretary from August 1989 to August 1994. Prior to that time, he held several positions within Nationwide. Mr. Click has been with Nationwide for 38 years.

JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997.

KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis has been Chairman of the Board of South Central Power Company since August 1979, and currently oversees the Davis family farm located in Leesburg, Ohio. Mr. Davis served as Director of the Farm Bureau Bancorp from October 1998 to March 1998. In addition, Mr. Davis has served in various officer positions with the Ohio Farm Bureau Federation since December 1989, with his most recent position as Trustee and President, a position he held from March 1998 to March 1999. Mr. Davis also held officer positions with the Highland County Farm Bureau from June 1997 to September 1997, including Trustee and President from September 1984 to September 1997.

DAVID A. DIAMOND has been Vice President - Enterprise Controller since August 1996. Previously, he was Vice President - Controller from October 1993 to August 1996. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 10 years.

MATTHEW S. EASLEY has been Vice President - Investment Life Actuarial since June 1998. Mr. Easley was Vice President - Marketing and Administrative Services from December 1996 to June 1998. Mr. Easley was Vice President - Life Marketing and Administrative Services from May 1996 to June 1998. Mr. Easley was Vice President - Annuity and Pension Actuarial from August 1989 to May 1996. Prior to that time, Mr. Easley held several positions within Nationwide. Mr. Easley has been with Nationwide for 16 years.

KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc., in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. Mr. Eckel has served as a board member and executive committee member of the American Farm Bureau. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations, and former board member of the Pennsylvania Vegetable Grower's Association.

PHILIP C. GATH has been Senior Vice President - Chief Actuary since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 30 years.

RICHARD D. HEADLEY has been Senior Vice President - Chief Information Technology Officer since October 1997. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992 Mr. Headley held several positions with Banc One Corporation.

DONNA A. JAMES has been Senior Vice President - Human Resources since December 1997. Previously, she was Vice President - Human Resources from July 1996 to December

1997. Prior to that time Ms. James was Vice President - Assistant to the CEO from March 1996 to July 1996. From May 1994 to March 1996 she was Associate Vice President - Assistant to the CEO. Prior to that time Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 17 years.

RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide.
Mr. Karas has been with Nationwide for 34 years.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been a farm owner and land developer since 1962. He is the President of the Owen Potato Farm Inc. and is a partner of M&M Enterprises in Licking County, Ohio. He is Chairman of the Board of the Wausau Insurance Companies and serves on the board of directors of several companies of the Nationwide group. He is also a director of the National Cooperative Business Association.

YVONNE L. MONTGOMERY has been a Director since April, 1998. Ms. Montgomery is senior vice president/general manager of southern customer operations for United States Customer Operations for Xerox Corporation. A resident of Atlanta, Georgia, Ms. Montgomery oversees eight customer business units across the southern United States as well as all business and marketing functions in the regions. Ms. Montgomery joined Xerox in 1976 as a sales representative and progressed through management positions, including Vice President - Field Operations, and Executive Assistant to the Chairman and CEO.

R. DENNIS NOICE has been Vice President - Systems since April 1998. Previously, he was Vice President - Retail Operations from March 1997 to April 1998. Prior to that time, Mr. Noice was Vice President - Individual Investment Products from October 1989 to March 1997. Prior to that time, Mr. Noice held several positions within Nationwide. Mr. Noice has been with Nationwide for 27 years.

ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer since April 1995. Previously, he was Senior Vice President - Chief Financial Officer from October 1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 23 years.

RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JOSEPH P. RATH has been Vice President - Product and Market Compliance since April 1997. Previously, he was Vice President - Associate General Counsel from October 1988 to April 1997. Prior to that time, Mr. Rath held several positions within Nationwide. Mr. Rath has been with Nationwide for 22 years.

DOUGLAS C. ROBINETTE has been Senior Vice President - Marketing and Product Management since May 1998. Previously, Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau (Wausau), a member of the Nationwide group until December 1998, from September 1996 to May 1998. Prior to that time he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995 Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994 he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with the Nationwide group for 12 years.

MARK R. THRESHER has been Vice President - Controller since August 1996. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to August 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP.

SUSAN A. WOLKEN has been Senior Vice President - Life Company Operations since June 1997. Previously, she was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President - Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 24 years.

ROBERT J. WOODWARD, Jr. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 34 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

BT INSURANCE FUNDS TRUST
BT Insurance Funds Trust (the "Trust") is an open-end management investment company currently offering shares in the Funds listed below. Shares are available only through the purchase of certain variable annuity and variable life insurance contracts issued by various insurance companies. Bankers Trust Company is the Funds' investment adviser.

     EAFE(R) EQUITY INDEX FUND
     Investment Objective: To replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE(R)) Index (the "EAFE(R) Index").

     EQUITY 500 INDEX FUND
     Investment Objective: To seek to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index.

     SMALL CAP INDEX FUND
     Investment Objective: To seek to replicate as closely as possible the performance of the Russell 2000 Small Stock Index.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company incorporated under Maryland law on July 20, 1992 and commenced operations on October 7, 1993. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

     Investment Objective: Capital growth through equity investment in companies that, in the opinion of the Fund's advisers, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

DREYFUS STOCK INDEX FUND, INC.
The Dreyfus Stock Index Fund, Inc. ("Fund") is an open-end, non-diversified, management investment company incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager, while Mellon Equity Associates, an affiliate of Dreyfus, serves as the Fund's index manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

         Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus Variable Investment Fund ("Fund") is an open-end, management investment company. It was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts on October 29, 1986 and commenced operations on August 31, 1990. The Fund offers its shares only as investment vehicles for variable annuity and variable life insurance products of insurance companies. The

Dreyfus Corporation ("Dreyfus") serves as the Fund's manager.

     CAPITAL APPRECIATION PORTFOLIO
     Investment Objective: The Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This Portfolio invests primarily in the common stocks of domestic and foreign issuers.

     DISCIPLINED STOCK PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. This Series will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

     INTERNATIONAL VALUE PORTFOLIO
     Investment Objective: The Portfolio's investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by Dreyfus.

     LIMITED TERM HIGH INCOME PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. This Series seeks to achieve its objective by investing up to all of its assets in a portfolio of lower rated fixed-income securities that, under normal market conditions, have an effective duration of three and one-half years or less and an effective average portfolio maturity of four years or less. INVESTMENTS IN LOWER RATED FIXED-INCOME SECURITIES ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE SERIES.

     QUALITY BOND PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Series invests principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

     SMALL COMPANY STOCK PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500tradement Index. This Series invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500trademark Index.

DREYFUS INVESTMENT PORTFOLIOS
Dreyfus Investment Portfolio (the "Fund") is an open-end, management investment company known as a mutual fund. Shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. Individuals may not purchase shares directly from the Fund. The Dreyfus Corporation serves as the Fund's investment adviser.

     MID CAP STOCK PORTFOLIO
     Investment Objective: The Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by Standard & Poor's MidCap 400 Index. This Portfolio invest primarily in a portfolio of equity securities of medium-sized domestic insurers, while attempting to maintain volatility and diversification similar to that of the Standard & Poor's MidCap 400 Index.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund (VIP) is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

     VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     VIP GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

     VIP HIGH INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

     - at least 65% in income-producing debt securities and preferred stocks, including convertible securities; and

     - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities.

     Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C-by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

     VIP OVERSEAS PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
The Fidelity Variable Insurance Products Fund II (VIP II) is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988.

 VIP II's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP II and its portfolios.

     VIP II ASSET MANAGER PORTFOLIO: SERVICE CLASS
     Investment Objective: High total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

     VIP II ASSET MANAGER: GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Maximum total return over the long-term by allocating assets among the following classes or types of investment in a neutral mix: the stock class, the bond class, short-term class/ money market class. The Portfolio's more aggressive approach focuses primarily on stocks for high potential returns.

     ------------------------- ---------- -------------
     Asset Manager Growth        Range    Neutral Mix
     ------------------------- ---------- -------------
     Stock Class                50-100%       75%
     ------------------------- ---------- -------------
     Bond Class                   0-50%       25%
     ------------------------- ---------- -------------
     Short-term Class             0-50%        5%
     ------------------------- ---------- -------------

     VIP II CONTRAFUND PORTFOLIO: SERVICE CLASS
     Investment Objective: To seek capital appreciation by investing primarily in companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The Portfolio primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
The Fidelity Variable Insurance Products Fund III (VIP III) is an open-end, diversified, management investment company organized as a Massachusetts business trust on July 14, 1994. VIP III's shares are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. FMR is the manager of VIP III and it's portfolios.

     VIP III BALANCED PORTFOLIO: SERVICE CLASS
     Investment Objective: Income and growth of capital using a balanced approach to provide the best possible total return from investments in a diversified portfolio of equity and fixed-income securities with income, growth of income and capital appreciation potential. FMR manages the Portfolio to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the Portfolio's assets in stocks or other equity securities and the remainder in bonds. The Portfolio will always invest at least 25% of its total assets in fixed-income senior securities.

     VIP III GROWTH & INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High total return through a combination of current income and capital appreciation by investing mainly in equity securities.

     VIP III GROWTH OPPORTUNITIES PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital growth by investing primarily in common stocks and securities convertible into common stocks. The Portfolio, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the Portfolio invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds that may produce capital growth. The Portfolio may invest in foreign securities without limitation.


     VIP III MID CAP PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term growth of capital by investing in equity securities of companies with medium market capitalizations. FMR normally invests at least 65% of the Portfolio's total assets in these securities. The Portfolio has the flexibility, however, to invest the balance in other market capitalizations and security types. Medium market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 at the time of the Portfolio's investment. The S&P MidCap 400 is an unmanaged index of medium capitalization stocks. Companies whose capitalization no longer meets this definition after purchase continue to be considered medium-capitalized for purposes of the 65% policy. The Portfolio also reserves the right to invest in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.


GOLDMAN SACHS VARIABLE INSURANCE TRUST
The Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company (mutual fund) providing a series of equity and fixed-income investment options. Shares of the Trust may be purchased and held by the separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND
     Investment Objective: To seek long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE U.S. EQUITY FUND
     Investment Objective: To seek long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE LARGE CAP GROWTH FUND
     Investment Objective: To seek long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earning growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CORE SMALL CAP EQUITY FUND
     Investment Objective: To seek long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CAPITAL GROWTH FUND
     Investment Objective: To seek long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential. Goldman Sachs Asset Management serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT MID CAP VALUE FUND (FORMERLY GOLDMAN SACHS VIT MID CAP EQUITY FUND)
     Investment Objective: To seek long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell MidCap Index at the time of investment (currently between $400 million and $16 billion).

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
     Investment Objective: To seek long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. Goldman Sachs Asset Management International serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT GLOBAL INCOME FUND
     Investment Objective: To seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies. Goldman Sachs Asset Management International serves as the Fund's investment adviser.

     GOLDMAN SACHS VIT CONSERVATIVE STRATEGY PORTFOLIO
     Investment Objective: To seek current income, consistent with the preservation of capital and secondarily also considers the potential for capital appreciation. Goldman Sachs Asset Management serves as the Portfolio's investment adviser.

     GOLDMAN SACHS VIT BALANCED STRATEGY PORTFOLIO
     Investment Objective: To seek current income and long-term capital appreciation. Goldman Sachs asset Management serves as the Portfolio's investment adviser.

     GOLDMAN SACHS VIT GROWTH AND INCOME STRATEGY PORTFOLIO
     Investment Objective: To seek long-term capital appreciation and current income. Goldman Sachs Asset Management serves as the Portfolio's investment adviser.

     GOLDMAN SACHS VIT GROWTH STRATEGY PORTFOLIO
     Investment Objective: To seek long-term capital appreciation and secondarily current income. Goldman Sachs Asset Management serves as the Portfolio's investment adviser.

     GOLDMAN SACHS VIT AGGRESSIVE GROWTH STRATEGY PORTFOLIO
     Investment Objective: To seek long-term capital appreciation. Goldman Sachs Asset Management serves as the Portfolio's investment adviser.


INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO Variable Investment Funds, Inc., a Maryland Corporation, is an open-end management investment company that offers shares of common stock of ten diversified investment portfolios. The Company's shares are not offered directly to the public, but are sold exclusively to life insurance companies as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of participating insurance companies.


     INVESCO VIF - DYNAMICS FUND
     Investment Objective: The Dynamics Fund seeks appreciation of capital through aggressive investment policies. The Fund invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - GROWTH FUND
     Investment Objective: The Growth Fund seeks long-term capital growth. The Fund also seeks, as a secondary objective, to obtain investment income through the purchase of securities of carefully selected companies representing major fields of business and industrial activity. In pursuing its objectives, the Fund invests primarily in common stocks, but may also invest in other kinds of securities, including convertible and straight issues of debentures and preferred stock. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - HEALTH SCIENCES FUND
     Investment Objective: The Health Sciences Fund seeks capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies that develop, produce, or distribute products or services related to health care. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - HIGH YIELD FUND
     Investment Objective: The High Yield Fund seeks a high level of current income by investing substantially all of its assets in lower-rated bonds and other debt securities and in preferred stock. The Fund pursues its investment objective through investment in a variety of long-term, intermediate-term, and short-term bonds. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective.

     INVESCO VIF - INDUSTRIAL EQUITY INCOME FUND
     Investment Objective: The Industrial Income Fund seeks the best possible current income while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Fund's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Fund also has the flexibility to invest in other types of securities. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - REALTY FUND
     Investment Objective: The Realty Fund seeks to provide long-term capital growth. Above-average current income is an additional consideration in selecting securities for the Fund's investment portfolio. The Fund normally invests at least 65% of its total assets in publicly-traded stocks of companies principally engaged in the real estate industry. The remaining assets are invested in other income-producing securities such as corporate bonds. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - SMALL COMPANY GROWTH FUND
     Investment Objective: The Small Company Growth Fund seeks long-term capital growth. The Fund invests primarily in equity securities of small-capitalization U.S. companies traded "over-the-counter. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - TECHNOLOGY FUND
     Investment Objective: The Technology Fund seeks capital appreciation. The Fund normally invests at least 80% of its total assets in equity securities of companies in technology-related industries such as computers, communications, video, electronics, oceanography, office and factory automation, and robotics. INVESCO Funds Group, Inc. is the Fund's investment adviser.

     INVESCO VIF - TOTAL RETURN FUND
     Investment Objective: The Total Return Fund seeks a high total return of investment through capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

     INVESCO VIF - UTILITIES FUND
     Investment Objective: The Utilities Fund seeks capital appreciation and income. The assets of the Fund are invested primarily in equity securities of companies principally engaged in business as public utilities. INVESCO Funds Group, Inc. is the Fund's investment adviser.



MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
Morgan Stanley Dean Witter Universal Funds, Inc. is a mutual fund designed to provide investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors.

     EMERGING MARKETS DEBT PORTFOLIO
     Investment Objective: High total return by investing primarily in dollar and non-dollar denominated fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located.

     Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     EQUITY GROWTH PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the investment adviser's judgement provide above-average potential for capital growth. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     FIXED INCOME PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, corporate bonds, MBS's, foreign bonds and other fixed income securities and derivatives. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     GLOBAL EQUITY PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Portfolio's investment adviser believes are undervalued. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     HIGH YIELD PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield Securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     INTERNATIONAL MAGNUM PORTFOLIO
     Investment Objective: Long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The countries in which the Portfolio will invest are primarily those comprising the Morgan Stanley International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     MIDCAP GROWTH PORTFOLIO
     Investment Objective: Long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the Standard & Poor's Rating Group ("S & P") MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     MID CAP VALUE PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing in common stock and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S & P MidCap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market. Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.

     U.S. REAL ESTATE PORTFOLIO
     Investment Objective: Above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts. Morgan Stanley Dean Witter Investment Management Inc. is the Portfolio's investment adviser.

     VALUE PORTFOLIO
     Investment Objective: Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by Miller Anderson & Sherrerd, LLP to be relatively undervalue based on various measures such as price/earnings ratios and price/book ratios.
     Miller Anderson & Sherrerd, LLP is the Portfolio's investment adviser.


NATIONWIDE SEPARATE ACCOUNT TRUST
Nationwide Separate Account Trust ("NSAT") is a diversified openend management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc.


     CAPITAL APPRECIATION FUND
     Investment Objective: Long-term capital appreciation.

     GOVERNMENT BOND FUND
     Investment Objective: As high a level of income as is consistent with the preservation of capital by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

     MONEY MARKET FUND
     Investment Objective: As high a level of current income as is considered consistent with the preservation of capital and maintenance of liquidity.

     TOTAL RETURN FUND
     Investment Objective: To obtain a reasonable, long-term total return on invested capital.

     SUBADVISED NSAT FUNDS

     NATIONWIDE BALANCED FUND
     Subadviser:  Salomon Brothers Asset Management, Inc.
     Investment Objective: Primarily seeks above-average income compared to a portfolio entirely invested in equity securities. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund seeks its objective primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short term obligations. Under normal market conditions, it is anticipated that the Fund will invest at least 40% of the Fund's total assets in equity securities and at least 25% in fixed-income senior securities. The Fund's subadviser, Salomon Brothers Asset Management, Inc., will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of "investment grade" securities, but the Fund may invest up to 20% of its net assets in non-convertible fixed-income securities rated below investment grade or determined by the subadviser to be of comparable quality. These securities are commonly known as junk bonds. In addition, the Fund may invest an unlimited amount in convertible securities rated below investment grade.

     NATIONWIDE EQUITY INCOME FUND
     Subadviser: Federated Investment Counseling
     Investment Objective: Seeks above average income and capital appreciation by investing at least 65% of its assets in income-producing equity securities. Such equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in each type of equity security will vary according to the Fund's subadviser's assessment of market, economic conditions and outlook.

     NATIONWIDE GLOBAL EQUITY FUND
     Subadviser:  J. P. Morgan Investment Management Inc.
     Investment Objective To provide high total return from a globally diversified portfolio of equity securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks its investment objective through country allocation, stock selection and management of currency exposure. Under normal market conditions, J.P. Morgan Investment Management Inc., intends to keep the Fund essentially fully invested with at least 65% of the value of its total assets in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Fund's primary equity instruments are the common stock of companies based in the developed countries around the world. The assets of the Fund will ordinarily be invested in the securities of at least five different countries.

     NATIONWIDE HIGH INCOME BOND FUND
     Subadviser: Federated Investment Counseling
     Investment Objective: Seeks to provide high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. To meet its objective, the Fund intends to invest at least 65% of its assets in lower-rated fixed income securities such as preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates which are rated BBB or lower by Standard & Poor's or Fitch Investors Service or Baa or lower by Moody's (or if not rated, are determined by the Fund's subadviser to be of a comparable quality). Such investments are commonly referred to as "junk bonds." For a further discussion of lower-rated securities, please see the "High Yield Securities" section of the Fund's prospectus.


     NATIONWIDE MID CAP INDEX FUND
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the Fund generally is fully invested in all 400 stocks included in this index in proportion to their weighting in the index, and in futures whose performance is tied to the index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.


     NATIONWIDE MULTI SECTOR BOND FUND
     Subadviser: Salomon Brothers Asset Management, Inc. with Salomon Brothers Asset Management Limited Investment Objective: Primarily seeks a high level of current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the subadviser, Salomon Brothers Asset Management, Inc. broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the subadviser believes will best contribute to achievement of the Fund's investment objectives. The Fund reserves the right to invest predominantly in securities rated in medium or lower categories, or as determined by the subadviser to be of comparable quality, commonly referred to as "junk bonds." Although the subadviser has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the subadviser does not anticipate investing in excess of 75% of the Fund's assets in such securities. The Subadviser has entered into a subadvisory agreement with its London based affiliate, Salomon Brothers Asset Management Limited, pursuant to which the subadviser has delegated to Salomon Brothers Asset Management Limited responsibility for management of the Fund's investments in non-dollar denominated debt securities and currency transactions.

     NATIONWIDE SELECT ADVISERS SMALL CAP GROWTH FUND
     Subadvisers: Franklin Advisers, Inc., Miller Anderson & Sherrerd, LLP, Neuberger Berman, LLC. Investment Objective: Seeks capital growth by investing in a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000, known as small cap companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of small cap companies. The balance of the Fund's assets may be invested in equity securities of larger cap companies. The Fund may also invest in foreign securities.

     NATIONWIDE SMALL CAP VALUE FUND
     Subadviser: The Dreyfus Corporation
     Investment Objective: The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index.


     NATIONWIDE SMALL COMPANY FUND
     Subadvisers: The Dreyfus Corporation, Neuberger Berman, L.P., Lazard Asset Management, Strong Capital Management, Inc. and Credit Suisse Asset Management, LLC.
     Investment Objective: Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Small Stock Index.


     NATIONWIDE STRATEGIC GROWTH FUND
     Subadviser: Strong Capital Management Inc.
     Investment Objective: Capital growth by investing primarily in equity securities that the Fund's subadviser believes have above-average growth prospects. The Fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities convertible into common or preferred stocks, such as warrants and convertible bonds. The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities.

     NATIONWIDE STRATEGIC VALUE FUND
     Subadviser: Strong Capital Management Inc./Schafer Capital Management Inc. Investment Objective: Primarily long-term capital appreciation; current income is a secondary objective. The Fund seeks to meet its objectives by investing in securities which are believed to offer the possibility of increase in value, primarily common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase in relation to investment value. Other than considered appropriate for cash reserves, the Fund will generally maintain a fully invested position in common stocks of publicly held companies, primarily in stocks of companies listed on a national securities exchange or other equity securities (common stock or securities convertible into common stock). Investments may also be made in debt securities which are convertible into common stocks and in warrants or other rights to purchase common stock, which in such case are considered equity securities by the Fund. Strong Capital Management, Inc. has subcontracted with Schafer Capital Management, Inc. to subadvise the Fund.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC
The Salomon Brothers Variable Series Funds is an open-end investment company incorporated in Maryland on October 1, 1997. Shares of the Funds are sold only to separate accounts of insurance companies to fund benefits for variable annuity contracts and variable life insurance policies, and to qualified pension and retirement plans. Salomon Brothers Asset Management, Inc. ("SBAM") serves as the Variable Series Funds investment adviser.

     CAPITAL FUND
     Investment Objective: The objective of the Fund is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

     HIGH YIELD BOND FUND
     Investment Objective: The Fund's objective is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SBAM to be of comparable quality.

     INVESTORS FUND
     Investment Objective: The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

     STRATEGIC BOND FUND
     Investment Objective: The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SBAM broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the investment manager has the ability to invest up to 100% of the Fund's assets in lower-rated securities, the investment manager does not anticipate investing in excess of 75% of the assets in such securities.

     TOTAL RETURN FUND
     Investment Objective: The Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

APPENDIX B:  ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the policies change with investment performance. The illustrations illustrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is no policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.

The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross return. This is due to the daily charges made against the assets of the sub-accounts for assuming mortality and expense risks. Beginning in the fourth policy year, cash surrender value equals cash value less indebtedness, or other deductions. In policy years one, two, and three only, cash surrender value equals cash value less indebtedness or other deductions increased by 3.5%, 5.5%, and 4.0%, respectively, of the current premium. The guaranteed mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.75% of the daily net assets value of the variable account. The current mortality and expense risk charges for policy years one through four are equivalent to an annual effective rate of 0.40% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years five through twenty are equivalent to an annual effective rate of 0.25% of the daily net assets of the variable account. The current mortality and expense risk charges for policy years twenty-one and beyond are equivalent to an annual effective rate of 0.10% of the daily net assets of the variable account. In addition, the net investment returns also reflect the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.90% of the daily net assets of the variable account. This effective rate is based on the average of the fund expenses, after expense reimbursement, for all underlying mutual fund options available under the policy as of April 13,1999. Some underlying mutual funds are subject to fee waivers and expense reimbursements. Absent fee waivers and expense reimbursements, the annual effective rate would have been 2.25%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.

Considering current charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.30%, 4.70% and 10.70% for policy years one through four, and rates of -1.15%, 4.85% and 10.85%, for policy years five through twenty, and rates of -1.00%, 5.00% and 11.00%, for policy years twenty-one and beyond. Considering guaranteed charges for mortality and expense risks and underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.65%, 4.35% and 10.35%, for all policy years.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated.

The illustrations also reflect the fact that Nationwide deducts a sales load from each premium payment received guaranteed not to exceed 5.5% of each premium payment for the first seven policy years and 2% thereafter. On a current basis, the sales load is 3.0% of premium payments plus 2.5% of premiums up to the target premium during the first seven policy years, and 0% of all premiums thereafter. Nationwide also deducts a tax expense charge of 3.5%, both current and guaranteed, from all premium payments. The illustrations also reflect the fact that Nationwide deducts a charge for state premium taxes at a rate of 2.25% and for federal tax at a rate of 1.25% (imposed under Section 848 of the Internal Revenue Code) of all premium payments.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. This monthly administrative expense charge is currently $5 per month and guaranteed not to exceed $10. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insured's age, smoking classification, rating classification and premium payment requested.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 1
                                 CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     87,786       91,286     1,703,050      93,212      96,712    1,703,050     98,639      102,139    1,703,050
    2        215,250    173,990      179,490     1,703,050     190,334     195,834    1,703,050     207,332     212,832    1,703,050
    3        331,013    258,969      262,969     1,703,050     291,904     295,904    1,703,050     327,522     331,522    1,703,050
    4        452,563    342,694      342,694     1,703,050     398,092     398,092    1,703,050     460,407     460,407    1,703,050
    5        580,191    425,967      425,967     1,703,050     510,080     510,080    1,703,050     608,516     608,516    1,703,050
    6        714,201    508,108      508,108     1,703,050     627,380     627,380    1,703,050     772,363     772,363    1,881,786
    7        854,911    589,184      589,184     1,703,050     750,216     750,216    1,774,935     952,732     952,732    2,254,069
    8        897,656    577,278      577,278     1,703,050     781,428     781,428    1,795,878   1,049,061   1,049,061    2,410,953
    9        942,539    565,129      565,129     1,703,050     813,828     813,828    1,817,521   1,154,975   1,154,975    2,579,406
   10        989,666    552,688      552,688     1,703,050     847,440     847,440    1,839,962   1,271,389   1,271,389    2,760,439
   11      1,039,150    539,943      539,943     1,703,050     882,327     882,327    1,863,298   1,399,358   1,399,358    2,955,163
   12      1,091,107    526,847      526,847     1,703,050     918,524     918,524    1,887,568   1,539,999   1,539,999    3,164,698
   13      1,145,662    513,383      513,383     1,703,050     956,098     956,098    1,912,769   1,694,584   1,694,584    3,390,184
   14      1,202,945    499,505      499,505     1,703,050     995,094     995,094    1,938,841   1,864,473   1,864,473    3,632,740
   15      1,263,093    485,021      485,021     1,703,050   1,035,455   1,035,455    1,965,603   2,050,949   2,050,949    3,893,316
   16      1,326,247    469,833      469,833     1,703,050   1,077,198   1,077,198    1,993,140   2,255,544   2,255,544    4,173,433
   17      1,392,560    453,822      453,822     1,703,050   1,120,339   1,120,339    2,021,316   2,479,917   2,479,917    4,474,266
   18      1,462,188    436,818      436,818     1,703,050   1,164,863   1,164,863    2,050,275   2,725,803   2,725,803    4,797,686
   19      1,535,297    418,637      418,637     1,703,050   1,210,755   1,210,755    2,080,198   2,995,078   2,995,078    5,145,844
   20      1,612,062    399,103      399,103     1,703,050   1,258,023   1,258,023    2,110,837   3,289,824   3,289,824    5,519,995
   21      1,692,665    380,192      380,192     1,703,050   1,309,635   1,309,635    2,147,409   3,620,457   3,620,457    5,936,464
   22      1,777,298    361,292      361,292     1,703,050   1,363,911   1,363,911    2,186,758   3,985,915   3,985,915    6,390,617
   23      1,866,163    341,267      341,267     1,703,050   1,420,297   1,420,297    2,227,878   4,387,832   4,387,832    6,882,754
   24      1,959,471    319,592      319,592     1,703,050   1,478,645   1,478,645    2,270,311   4,829,068   4,829,068    7,414,551
   25      2,057,445    296,056      296,056     1,703,050   1,539,010   1,539,010    2,314,055   5,313,360   5,313,360    7,989,169
   26      2,160,317    270,400      270,400     1,703,050   1,601,437   1,601,437    2,359,397   5,844,752   5,844,752    8,611,073
   27      2,268,333    242,377      242,377     1,703,050   1,666,004   1,666,004    2,406,210   6,427,770   6,427,770    9,283,628
   28      2,381,750    211,669      211,669     1,703,050   1,732,764   1,732,764    2,455,153   7,067,266   7,067,266   10,013,609
   29      2,500,837    177,875      177,875     1,703,050   1,801,760   1,801,760    2,506,068   7,768,491   7,768,491   10,805,194
   30      2,625,879    140,522      140,522     1,703,050   1,873,019   1,873,019    2,559,668   8,537,076   8,537,076   11,666,768

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER    DEATH        CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     83,858       87,358     1,703,050      89,106      92,606    1,703,050      94,357      97,857    1,703,050
    2        215,250    166,199      171,699     1,703,050     181,945     187,445    1,703,050     198,326     203,826    1,703,050
    3        331,013    247,061      251,061     1,703,050     278,717     282,717    1,703,050     312,964     316,964    1,703,050
    4        452,563    326,469      326,469     1,703,050     379,626     379,626    1,703,050     439,449     439,449    1,703,050
    5        580,191    404,454      404,454     1,703,050     484,902     484,902    1,703,050     579,107     579,107    1,703,050
    6        714,201    481,028      481,028     1,703,050     594,775     594,775    1,703,050     733,316     733,316    1,786,652
    7        854,911    556,200      556,200     1,703,050     709,497     709,497    1,703,050     901,980     901,980    2,133,995
    8        897,656    539,922      539,922     1,703,050     733,836     733,836    1,703,050     986,652     986,652    2,267,525
    9        942,539    523,086      523,086     1,703,050     758,771     758,771    1,703,050   1,078,886   1,078,886    2,409,476
   10        989,666    505,593      505,593     1,703,050     784,294     784,294    1,703,050   1,179,290   1,179,290    2,560,475
   11      1,039,150    487,328      487,328     1,703,050     810,395     810,395    1,711,393   1,288,511   1,288,511    2,721,077
   12      1,091,107    468,181      468,181     1,703,050     837,069     837,069    1,720,176   1,407,260   1,407,260    2,891,919
   13      1,145,662    448,065      448,065     1,703,050     864,327     864,327    1,729,172   1,536,345   1,536,345    3,073,611
   14      1,202,945    426,821      426,821     1,703,050     892,141     892,141    1,738,248   1,676,566   1,676,566    3,266,621
   15      1,263,093    404,256      404,256     1,703,050     920,467     920,467    1,747,323   1,828,760   1,828,760    3,471,536
   16      1,326,247    380,153      380,153     1,703,050     949,252     949,252    1,756,400   1,993,813   1,993,813    3,689,153
   17      1,392,560    354,265      354,265     1,703,050     978,442     978,442    1,765,306   2,172,670   2,172,670    3,919,931
   18      1,462,188    326,231      326,231     1,703,050   1,007,955   1,007,955    1,774,101   2,366,221   2,366,221    4,164,785
   19      1,535,297    295,662      295,662     1,703,050   1,037,711   1,037,711    1,782,892   2,575,413   2,575,413    4,424,817
   20      1,612,062    262,148      262,148     1,703,050   1,067,657   1,067,657    1,791,422   2,801,292   2,801,292    4,700,289
   21      1,692,665    225,251      225,251     1,703,050   1,097,750   1,097,750    1,799,981   3,044,996   3,044,996    4,992,880
   22      1,777,298    184,506      184,506     1,703,050   1,127,968   1,127,968    1,808,472   3,307,782   3,307,782    5,303,367
   23      1,866,163    139,405      139,405     1,703,050   1,158,308   1,158,308    1,816,922   3,591,044   3,591,044    5,632,912
   24      1,959,471     89,294       89,294     1,703,050   1,188,748   1,188,748    1,825,203   3,896,216   3,896,216    5,982,250
   25      2,057,445     33,297       33,297     1,703,050   1,219,230   1,219,230    1,833,235   4,224,700   4,224,700    6,352,259
   26      2,160,317      (*)          (*)          (*)      1,249,651   1,249,651    1,841,110   4,577,785   4,577,785    6,744,450
   27      2,268,333      (*)          (*)          (*)      1,279,878   1,279,878    1,848,528   4,956,693   4,956,693    7,158,952
   28      2,381,750      (*)          (*)          (*)      1,309,724   1,309,724    1,855,748   5,362,403   5,362,403    7,597,989
   29      2,500,837      (*)          (*)          (*)      1,339,039   1,339,039    1,862,469   5,796,012   5,796,012    8,061,673
   30      2,625,879      (*)          (*)          (*)      1,367,727   1,367,727    1,869,136   6,258,808   6,258,808    8,553,287

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
               UNISEX: REGULAR ISSUE/NONTOBACCO PREFERRED, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER    DEATH        CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     87,587       91,087     1,790,637      93,000      96,500    1,796,050      98,415     101,915    1,801,465
    2        215,250    173,348      178,848     1,876,398     189,626     195,126    1,892,676     206,555     212,055    1,909,605
    3        331,013    257,648      261,648     1,960,698     290,389     294,389    1,993,439     325,795     329,795    2,028,845
    4        452,563    340,430      340,430     2,043,480     395,392     395,392    2,098,442     457,208     457,208    2,160,258
    5        580,191    422,441      422,441     2,125,491     505,707     505,707    2,208,757     603,133     603,133    2,306,183
    6        714,201    502,957      502,957     2,206,007     620,742     620,742    2,323,792     764,156     764,156    2,467,206
    7        854,911    582,021      582,021     2,285,071     740,741     740,741    2,443,791     941,909     941,909    2,644,959
    8        897,656    568,009      568,009     2,271,059     768,746     768,746    2,471,796   1,035,437   1,035,437    2,738,487
    9        942,539    553,650      553,650     2,256,700     797,516     797,516    2,500,566   1,138,373   1,138,373    2,841,423
   10        989,666    538,882      538,882     2,241,932     827,019     827,019    2,530,069   1,251,650   1,251,650    2,954,700
   11      1,039,150    523,701      523,701     2,226,751     857,281     857,281    2,560,331   1,376,362   1,376,362    3,079,412
   12      1,091,107    508,057      508,057     2,211,107     888,277     888,277    2,591,327   1,513,665   1,513,665    3,216,715
   13      1,145,662    491,938      491,938     2,194,988     920,027     920,027    2,623,077   1,664,887   1,664,887    3,367,937
   14      1,202,945    475,298      475,298     2,178,348     952,509     952,509    2,655,559   1,831,439   1,831,439    3,568,376
   15      1,263,093    457,889      457,889     2,160,939     985,495     985,495    2,688,545   2,014,515   2,014,515    3,824,154
   16      1,326,247    439,600      439,600     2,142,650   1,018,886   1,018,886    2,721,936   2,215,474   2,215,474    4,099,292
   17      1,392,560    420,303      420,303     2,123,353   1,052,554   1,052,554    2,755,604   2,435,861   2,435,861    4,394,780
   18      1,462,188    399,807      399,807     2,102,857   1,086,303   1,086,303    2,789,353   2,677,377   2,677,377    4,712,452
   19      1,535,297    377,915      377,915     2,080,965   1,119,918   1,119,918    2,822,968   2,941,868   2,941,868    5,054,423
   20      1,612,062    354,459      354,459     2,057,509   1,153,198   1,153,198    2,856,248   3,231,375   3,231,375    5,421,925
   21      1,692,665    331,815      331,815     2,034,865   1,189,821   1,189,821    2,892,871   3,556,134   3,556,134    5,830,993
   22      1,777,298    309,431      309,431     2,012,481   1,228,216   1,228,216    2,931,266   3,915,097   3,915,097    6,277,075
   23      1,866,163    285,878      285,878     1,988,928   1,266,997   1,266,997    2,970,047   4,309,873   4,309,873    6,760,466
   24      1,959,471    260,563      260,563     1,963,613   1,305,557   1,305,557    3,008,607   4,743,268   4,743,268    7,282,813
   25      2,057,445    233,317      233,317     1,936,367   1,343,688   1,343,688    3,046,738   5,218,954   5,218,954    7,847,220
   26      2,160,317    203,933      203,933     1,906,983   1,381,135   1,381,135    3,084,185   5,740,903   5,740,903    8,458,073
   27      2,268,333    172,244      172,244     1,875,294   1,417,665   1,417,665    3,120,715   6,313,561   6,313,561    9,118,676
   28      2,381,750    138,026      138,026     1,841,076   1,452,977   1,452,977    3,156,027   6,941,693   6,941,693    9,835,685
   29      2,500,837    101,002      101,002     1,804,052   1,486,695   1,486,695    3,189,745   7,630,457   7,630,457   10,613,203
   30      2,625,879     60,857       60,857     1,763,907   1,518,384   1,518,384    3,221,434   8,385,385   8,385,385   11,459,468

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    $100,000 ANNUAL PREMIUM FOR FIRST 7 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                          CASH VALUE ACCUMULATION TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1        105,000     83,557       87,057     1,786,607     88,787      92,287     1,791,837     94,020       97,520    1,797,070
    2        215,250    165,271      170,771     1,868,321    180,921     186,421     1,883,971     197,201     202,701    1,900,251
    3        331,013    245,138      249,138     1,948,188    276,510     280,510     1,979,560     310,447     314,447    2,013,497
    4        452,563    323,137      323,137     2,026,187    375,652     375,652     2,078,702     434,740     434,740    2,137,790
    5        580,191    399,247      399,247     2,102,297    478,447     478,447     2,181,497     571,159     571,159    2,274,209
    6        714,201    473,415      473,415     2,176,465    584,965     584,965     2,288,015     720,863     720,863    2,423,913
    7        854,911    545,570      545,570     2,248,620    695,263     695,263     2,398,313     885,107     885,107    2,588,157
    8        897,656    526,118      526,118     2,229,168    714,448     714,448     2,417,498     964,905     964,905    2,667,955
    9        942,539    505,932      505,932     2,208,982    733,374     733,374     2,436,424   1,051,785   1,051,785    2,754,835
   10        989,666    484,904      484,904     2,187,954    751,909     751,909     2,454,959   1,146,349   1,146,349    2,849,399
   11      1,039,150    462,912      462,912     2,165,962    769,892     769,892     2,472,942   1,249,240   1,249,240    2,952,290
   12      1,091,107    439,851      439,851     2,142,901    787,177     787,177     2,490,227   1,361,187   1,361,187    3,064,237
   13      1,145,662    415,652      415,652     2,118,702    803,645     803,645     2,506,695   1,483,028   1,483,028    3,186,078
   14      1,202,945    390,163      390,163     2,093,213    819,081     819,081     2,522,131   1,615,599   1,615,599    3,318,649
   15      1,263,093    363,198      363,198     2,066,248    833,230     833,230     2,536,280   1,759,783   1,759,783    3,462,833
   16      1,326,247    334,557      334,557     2,037,607    845,804     845,804     2,548,854   1,916,534   1,916,534    3,619,584
   17      1,392,560    304,026      304,026     2,007,076    856,484     856,484     2,559,534   2,086,887   2,086,887    3,789,937
   18      1,462,188    271,273      271,273     1,974,323    864,816     864,816     2,567,866   2,271,839   2,271,839    3,998,663
   19      1,535,297    235,970      235,970     1,939,020    870,321     870,321     2,573,371   2,472,261   2,472,261    4,247,592
   20      1,612,062    197,810      197,810     1,900,860    872,516     872,516     2,575,566   2,689,005   2,689,005    4,511,881
   21      1,692,665    156,505      156,505     1,859,555    870,914     870,914     2,573,964   2,922,935   2,922,935    4,792,736
   22      1,777,298    111,789      111,789     1,814,839    865,022     865,022     2,568,072   3,175,182   3,175,182    5,090,769
   23      1,866,163     63,414       63,414     1,766,464    854,341     854,341     2,557,391   3,447,084   3,447,084    5,407,096
   24      1,959,471     11,048       11,048     1,714,098    838,260     838,260     2,541,310   3,740,017   3,740,017    5,742,422
   25      2,057,445      (*)          (*)          (*)       815,993     815,993     2,519,043   4,055,327   4,055,327    6,097,589
   26      2,160,317      (*)          (*)          (*)       786,536     786,536     2,489,586   4,394,251   4,394,251    6,474,050
   27      2,268,333      (*)          (*)          (*)       748,671     748,671     2,451,721   4,757,963   4,757,963    6,871,926
   28      2,381,750      (*)          (*)          (*)       700,900     700,900     2,403,950   5,147,401   5,147,401    7,293,353
   29      2,500,837      (*)          (*)          (*)       641,662     641,662     2,344,712   5,563,620   5,563,620    7,738,439
   30      2,625,879      (*)          (*)          (*)       569,479     569,479     2,272,529   6,007,855   6,007,855    8,210,335

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                   UNISEX: GUARANTEED ISSUE/NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                 CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1         40,816     31,065       32,735     1,703,050      33,063      34,424    1,703,050      35,063      36,424    1,703,050
    2         83,672     60,300       62,747     1,703,050      66,205      68,343    1,703,050      72,355      74,493    1,703,050
    3        128,671     87,990       89,545     1,703,050      99,708     101,263    1,703,050     112,409     113,964    1,703,050
    4        175,921    114,855      114,855     1,703,050     134,318     134,318    1,703,050     156,280     156,280    1,703,050
    5        225,532    141,515      141,515     1,703,050     170,769     170,769    1,703,050     205,142     205,142    1,703,050
    6        277,625    167,891      167,891     1,703,050     209,040     209,040    1,703,050     259,399     259,399    1,703,050
    7        332,321    193,822      193,822     1,703,050     249,065     249,065    1,703,050     319,495     319,495    1,703,050
    8        389,753    220,728      220,728     1,703,050     292,471     292,471    1,703,050     387,752     387,752    1,703,050
    9        450,056    246,871      246,871     1,703,050     337,607     337,607    1,703,050     463,166     463,166    1,703,050
   10        513,375    272,461      272,461     1,703,050     384,776     384,776    1,703,050     546,767     546,767    1,703,050
   11        579,859    297,401      297,401     1,703,050     434,002     434,002    1,703,050     639,430     639,430    1,703,050
   12        649,668    321,318      321,318     1,703,050     485,066     485,066    1,703,050     741,944     741,944    1,703,050
   13        722,967    344,184      344,184     1,703,050     538,075     538,075    1,703,050     855,521     855,521    1,703,050
   14        799,931    365,931      365,931     1,703,050     593,117     593,117    1,703,050     981,530     981,530    1,703,050
   15        880,743    386,483      386,483     1,703,050     650,293     650,293    1,703,050   1,121,547   1,121,547    1,703,050
   16        965,596    405,708      405,708     1,703,050     709,684     709,684    1,703,050   1,277,385   1,277,385    1,703,050
   17      1,054,691    423,596      423,596     1,703,050     771,496     771,496    1,703,050   1,450,526   1,450,526    1,856,673
   18      1,148,242    439,981      439,981     1,703,050     835,849     835,849    1,703,050   1,641,423   1,641,423    2,068,193
   19      1,246,469    454,691      454,691     1,703,050     902,907     902,907    1,703,050   1,851,857   1,851,857    2,296,303
   20      1,349,608    467,579      467,579     1,703,050     972,901     972,901    1,703,050   2,083,849   2,083,849    2,542,296
   21      1,417,089    443,589      443,589     1,703,050   1,008,939   1,008,939    1,703,050   2,302,456   2,302,456    2,762,947
   22      1,487,943    419,516      419,516     1,703,050   1,047,290   1,047,290    1,703,050   2,544,383   2,544,383    3,027,816
   23      1,562,341    395,360      395,360     1,703,050   1,088,104   1,088,104    1,703,050   2,812,159   2,812,159    3,318,348
   24      1,640,458    371,121      371,121     1,703,050   1,131,538   1,131,538    1,703,050   3,108,589   3,108,589    3,637,049
   25      1,722,480    346,116      346,116     1,703,050   1,177,473   1,177,473    1,703,050   3,436,508   3,436,508    3,986,349
   26      1,808,604    318,911      318,911     1,703,050   1,225,583   1,225,583    1,703,050   3,798,740   3,798,740    4,368,551
   27      1,899,035    289,234      289,234     1,703,050   1,276,107   1,276,107    1,703,050   4,199,685   4,199,685    4,745,645
   28      1,993,986    256,754      256,754     1,703,050   1,329,318   1,329,318    1,703,050   4,643,768   4,643,768    5,154,582
   29      2,093,686    221,055      221,055     1,703,050   1,385,539   1,385,539    1,703,050   5,135,998   5,135,998    5,598,238
   30      2,198,370    181,622      181,622     1,703,050   1,445,151   1,445,151    1,703,050   5,682,084   5,682,084    6,079,830

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 1
                                GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1         40,816     28,953       30,314     1,703,050     30,875      32,236     1,703,050     32,800       34,161    1,703,050
    2         83,672     57,073       59,211     1,703,050     62,724      64,862     1,703,050     68,613       70,751    1,703,050
    3        128,671     84,353       85,908     1,703,050     95,578      97,133     1,703,050     107,746     109,301    1,703,050
    4        175,921    110,772      110,772     1,703,050    129,455     129,455     1,703,050     150,531     150,531    1,703,050
    5        225,532    136,312      136,312     1,703,050    164,381     164,381     1,703,050     197,344     197,344    1,703,050
    6        277,625    160,923      160,923     1,703,050    200,353     200,353     1,703,050     248,576     248,576    1,703,050
    7        332,321    184,546      184,546     1,703,050    237,363     237,363     1,703,050     304,661     304,661    1,703,050
    8        389,753    208,457      208,457     1,703,050    276,821     276,821     1,703,050     367,594     367,594    1,703,050
    9        450,056    231,213      231,213     1,703,050    317,349     317,349     1,703,050     436,577     436,577    1,703,050
   10        513,375    252,752      252,752     1,703,050    358,956     358,956     1,703,050     512,278     512,278    1,703,050
   11        579,859    273,002      273,002     1,703,050    401,647     401,647     1,703,050     595,456     595,456    1,703,050
   12        649,668    291,904      291,904     1,703,050    445,454     445,454     1,703,050     687,005     687,005    1,703,050
   13        722,967    309,430      309,430     1,703,050    490,449     490,449     1,703,050     787,984     787,984    1,703,050
   14        799,931    325,482      325,482     1,703,050    536,655     536,655     1,703,050     899,565     899,565    1,703,050
   15        880,743    339,936      339,936     1,703,050    584,092     584,092     1,703,050   1,023,110   1,023,110    1,703,050
   16        965,596    352,654      352,654     1,703,050    632,791     632,791     1,703,050   1,160,217   1,160,217    1,703,050
   17      1,054,691    363,484      363,484     1,703,050    682,799     682,799     1,703,050   1,312,778   1,312,778    1,703,050
   18      1,148,242    372,177      372,177     1,703,050    734,119     734,119     1,703,050   1,481,780   1,481,780    1,867,043
   19      1,246,469    378,481      378,481     1,703,050    786,796     786,796     1,703,050   1,667,181   1,667,181    2,067,304
   20      1,349,608    382,144      382,144     1,703,050    840,927     840,927     1,703,050   1,870,592   1,870,592    2,282,123
   21      1,417,089    345,962      345,962     1,703,050    857,475     857,475     1,703,050   2,053,501   2,053,501    2,464,201
   22      1,487,943    306,230      306,230     1,703,050    873,030     873,030     1,703,050   2,253,775   2,253,775    2,681,993
   23      1,562,341    262,469      262,469     1,703,050    887,447     887,447     1,703,050   2,473,052   2,473,052    2,918,201
   24      1,640,458    214,065      214,065     1,703,050    900,528     900,528     1,703,050   2,713,114   2,713,114    3,174,343
   25      1,722,480    160,197      160,197     1,703,050    911,986     911,986     1,703,050   2,975,894   2,975,894    3,452,036
   26      1,808,604     99,762       99,762     1,703,050    921,424     921,424     1,703,050   3,263,480   3,263,480    3,753,002
   27      1,899,035     31,330       31,330     1,703,050    928,322     928,322     1,703,050   3,579,619   3,579,619    4,044,969
   28      1,993,986      (*)          (*)          (*)       931,993     931,993     1,703,050   3,927,578   3,927,578    4,359,611
   29      2,093,686      (*)          (*)          (*)       931,653     931,653     1,703,050   4,311,237   4,311,237    4,699,248
   30      2,198,370      (*)          (*)          (*)       926,448     926,448     1,703,050   4,735,269   4,735,269    5,066,738

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)  UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                   UNISEX: GUARANTEED ISSUE/NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                 CURRENT VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1         40,816     30,986       32,347     1,734,036     32,978      34,339     1,736,028      34,973      36,334    1,738,023
    2         83,672     60,014       62,152     1,763,064     65,889      68,027     1,768,939      72,008      74,146    1,775,058
    3        128,671     87,338       88,893     1,790,388     98,961     100,516     1,802,011     111,557     113,112    1,814,607
    4        175,921    113,695      113,695     1,816,745    132,934     132,934     1,835,984     154,641     154,641    1,857,691
    5        225,532    139,716      139,716     1,842,766    168,533     168,533     1,871,583     202,386     202,386    1,905,436
    6        277,625    165,335      165,335     1,868,385    205,733     205,733     1,908,783     255,154     255,154    1,958,204
    7        332,321    190,373      190,373     1,893,423    244,418     244,418     1,947,468     313,281     313,281    2,016,331
    8        389,753    216,165      216,165     1,919,215    286,080     286,080     1,989,130     378,860     378,860    2,081,910
    9        450,056    240,978      240,978     1,944,028    329,026     329,026     2,032,076     450,742     450,742    2,153,792
   10        513,375    265,043      265,043     1,968,093    373,543     373,543     2,076,593     529,834     529,834    2,232,884
   11        579,859    288,231      288,231     1,991,281    419,562     419,562     2,122,612     616,757     616,757    2,319,807
   12        649,668    310,068      310,068     2,013,118    466,650     466,650     2,169,700     711,828     711,828    2,414,878
   13        722,967    330,488      330,488     2,033,538    514,774     514,774     2,217,824     815,829     815,829    2,518,879
   14        799,931    349,381      349,381     2,052,431    563,846     563,846     2,266,896     929,572     929,572    2,632,622
   15        880,743    366,614      366,614     2,069,664    613,756     613,756     2,316,806   1,053,936   1,053,936    2,756,986
   16        965,596    381,985      381,985     2,085,035    664,310     664,310     2,367,360   1,189,813   1,189,813    2,892,863
   17      1,054,691    395,450      395,450     2,098,500    715,471     715,471     2,418,521   1,338,361   1,338,361    3,041,411
   18      1,148,242    406,756      406,756     2,109,806    766,977     766,977     2,470,027   1,500,632   1,500,632    3,203,682
   19      1,246,469    415,641      415,641     2,118,691    818,548     818,548     2,521,598   1,677,783   1,677,783    3,380,833
   20      1,349,608    421,878      421,878     2,124,928    869,918     869,918     2,572,968   1,871,123   1,871,123    3,574,173
   21      1,417,089    391,612      391,612     2,094,662    885,762     885,762     2,588,812   2,046,617   2,046,617    3,749,667
   22      1,487,943    361,693      361,693     2,064,743    902,373     902,373     2,605,423   2,241,108   2,241,108    3,944,158
   23      1,562,341    332,117      332,117     2,035,167    919,787     919,787     2,622,837   2,456,653   2,456,653    4,159,703
   24      1,640,458    302,881      302,881     2,005,931    938,044     938,044     2,641,094   2,695,531   2,695,531    4,398,581
   25      1,722,480    273,121      273,121     1,976,171    956,298     956,298     2,659,348   2,959,354   2,959,354    4,662,404
   26      1,808,604    241,108      241,108     1,944,158    972,756     972,756     2,675,806   3,248,976   3,248,976    4,952,026
   27      1,899,035    206,654      206,654     1,909,704    987,111     987,111     2,690,161   3,566,960   3,566,960    5,270,010
   28      1,993,986    169,532      169,532     1,872,582    998,999     998,999     2,702,049   3,916,109   3,916,109    5,619,159
   29      2,093,686    129,462      129,462     1,832,512  1,007,977   1,007,977     2,711,027   4,299,461   4,299,461    6,002,511
   30      2,198,370     86,095       86,095     1,789,145  1,013,512   1,013,512     2,716,562   4,720,314   4,720,314    6,423,364

(1)  NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $5 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. CURRENT VALUES REFLECT A PREMIUM CHARGE OF 9% OF TARGET PREMIUM AND 6.5% OF EXCESS-OF-TARGET PREMIUM FOR THE FIRST 7 YEARS AND 3.5% OF ALL PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE

BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                     $38,872.05 ANNUAL PREMIUM FOR 20 YEARS
                           $1,703,050 SPECIFIED AMOUNT
                       GUIDELINE PREMIUM AND CORRIDOR TEST
                           UNISEX: NONTOBACCO, AGE 45
                             DEATH BENEFIT OPTION 2
                                GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS INVESTMENT     6% HYPOTHETICAL GROSS INVESTMENT    12% HYPOTHETICAL GROSS INVESTMENT
                                       RETURN                               RETURN                              RETURN
            PREMIUMS
            PAID PLUS                  CASH                                 CASH                                 CASH
 POLICY     INTEREST      CASH      SURRENDER       DEATH       CASH      SURRENDER   DEATH          CASH      SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE        BENEFIT      VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
    1         40,816     28,842       30,203     1,731,892     30,757      32,118     1,733,807      32,676      34,037    1,735,726
    2         83,672     56,738       58,876     1,759,788     62,354      64,492     1,765,404      68,206      70,344    1,771,256
    3        128,671     83,669       85,224     1,786,719     94,791      96,346     1,797,841     106,847     108,402    1,809,897
    4        175,921    109,598      109,598     1,812,648    128,052     128,052     1,831,102     148,865     148,865    1,851,915
    5        225,532    134,493      134,493     1,837,543    162,121     162,121     1,865,171     194,554     194,554    1,897,604
    6        277,625    158,285      158,285     1,861,335    196,943     196,943     1,899,993     244,199     244,199    1,947,249
    7        332,321    180,889      180,889     1,883,939    232,447     232,447     1,935,497     298,099     298,099    2,001,149
    8        389,753    203,545      203,545     1,906,595    269,957     269,957     1,973,007     358,065     358,065    2,061,115
    9        450,056    224,777      224,777     1,927,827    308,002     308,002     2,011,052     423,074     423,074    2,126,124
   10        513,375    244,489      244,489     1,947,539    346,480     346,480     2,049,530     493,519     493,519    2,196,569
   11        579,859    262,569      262,569     1,965,619    385,268     385,268     2,088,318     569,812     569,812    2,272,862
   12        649,668    278,923      278,923     1,981,973    424,257     424,257     2,127,307     652,426     652,426    2,355,476
   13        722,967    293,494      293,494     1,996,544    463,366     463,366     2,166,416     741,920     741,920    2,444,970
   14        799,931    306,138      306,138     2,009,188    502,423     502,423     2,205,473     838,817     838,817    2,541,867
   15        880,743    316,682      316,682     2,019,732    541,212     541,212     2,244,262     943,661     943,661    2,646,711
   16        965,596    324,936      324,936     2,027,986    579,491     579,491     2,282,541   1,057,028   1,057,028    2,760,078
   17      1,054,691    330,695      330,695     2,033,745    616,987     616,987     2,320,037   1,179,537   1,179,537    2,882,587
   18      1,148,242    333,637      333,637     2,036,687    653,292     653,292     2,356,342   1,311,742   1,311,742    3,014,792
   19      1,246,469    333,444      333,444     2,036,494    687,980     687,980     2,391,030   1,454,253   1,454,253    3,157,303
   20      1,349,608    329,819      329,819     2,032,869    720,618     720,618     2,423,668   1,607,756   1,607,756    3,310,806
   21      1,417,089    286,351      286,351     1,989,401    712,454     712,454     2,415,504   1,732,516   1,732,516    3,435,566
   22      1,487,943    239,507      239,507     1,942,557    699,715     699,715     2,402,765   1,865,750   1,865,750    3,568,800
   23      1,562,341    189,039      189,039     1,892,089    681,893     681,893     2,384,943   2,008,006   2,008,006    3,711,056
   24      1,640,458    134,614      134,614     1,837,664    658,361     658,361     2,361,411   2,159,793   2,159,793    3,862,843
   25      1,722,480     75,763       75,763     1,778,813    628,322     628,322     2,331,372   2,321,523   2,321,523    4,024,573
   26      1,808,604     11,844       11,844     1,714,894    590,757     590,757     2,293,807   2,493,459   2,493,459    4,196,509
   27      1,899,035      (*)          (*)          (*)       544,434     544,434     2,247,484   2,675,713   2,675,713    4,378,763
   28      1,993,986      (*)          (*)          (*)       487,839     487,839     2,190,889   2,868,176   2,868,176    4,571,226
   29      2,093,686      (*)          (*)          (*)       419,396     419,396     2,122,446   3,070,731   3,070,731    4,773,781
   30      2,198,370      (*)          (*)          (*)       337,611     337,611     2,040,661   3,283,401   3,283,401    4,986,451

(1) NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.
(2) GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND A MONTHLY $10.00 ADMINISTRATIVE EXPENSE CHARGE ALL THE TIME. GUARANTEED VALUES REFLECT A PREMIUM CHARGE OF 9% OF PREMIUM FOR THE FIRST 7 YEARS AND 5.5% OF PREMIUM FROM EIGHTH YEAR AND ON.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*) UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR

FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life and Annuity Insurance Company:


We have audited the accompanying balance sheets of Nationwide Life and Annuity Insurance Company, a wholly owned subsidiary of Nationwide Life Insurance Company, as of December 31, 1998 and 1997, and the related statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life and Annuity Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Columbus, Ohio
January 29, 1999

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                                 Balance Sheets

                   ($000's omitted, except per share amounts)


                                                                                             December 31,
                                         Assets                                          1998            1997
                                                                                         ----            ----
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                         $  904,946      $  796,919
    Equity securities                                                                     20,853          14,767
  Mortgage loans on real estate, net                                                     268,894         218,852
  Real estate, net                                                                         2,250           2,824
  Policy loans                                                                               332             215
  Short-term investments                                                                   2,277          18,968
                                                                                      ----------      ----------
                                                                                       1,199,552       1,052,545
                                                                                      ----------      ----------

Cash                                                                                           2           5,163
Accrued investment income                                                                 11,645          10,778
Deferred policy acquisition costs                                                         53,007          30,087
Other assets                                                                              41,542          15,624
Assets held in separate accounts                                                       1,533,690         891,101
                                                                                      ----------      ----------
                                                                                      $2,839,438      $2,005,298
                                                                                      ==========      ==========

                          Liabilities and Shareholder's Equity
Future policy benefits and claims                                                     $1,163,829      $  986,191
Other liabilities                                                                         25,933          29,426
Liabilities related to separate accounts                                               1,533,690         891,101
                                                                                      ----------      ----------
                                                                                       2,723,452       1,906,718
                                                                                      ----------      ----------

Commitments and contingencies (note 7 and 11)

Shareholder's equity:
  Common stock, $40 par value.  Authorized, issued and outstanding 66,000 shares           2,640           2,640
  Additional paid-in capital                                                              52,960          52,960
  Retained earnings                                                                       50,331          35,812
  Accumulated other comprehensive income                                                  10,055           7,168
                                                                                      ----------      ----------
                                                                                         115,986          98,580
                                                                                      ----------      ----------
                                                                                      $2,839,438      $2,005,298
                                                                                      ==========      ==========

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                              Statements of Income

                                ($000's omitted)


                                                                 Years ended December 31,
                                                            1998           1997          1996
                                                            ----           ----          ----
Revenues:
  Policy charges                                          $ 28,549      $ 11,244       $  6,656
  Life insurance premiums                                       63           363            246
  Net investment income                                     11,314        11,577         51,045
  Realized gains (losses) on investments                       696          (246)            (3)
  Other income                                               1,165         1,057             --
                                                          --------      --------       --------
                                                            41,787        23,995         57,944
                                                          --------      --------       --------
Benefits and expenses:
  Interest credited to policyholder account balances         4,881         3,948         34,711
  Other benefits and claims                                  1,586           433            813
  Amortization of deferred policy acquisition costs          4,348         1,402          7,380
  Other operating expenses                                   8,952         1,860          7,247
                                                          --------      --------       --------
                                                            19,767         7,643         50,151
                                                          --------      --------       --------

    Income before federal income tax expense                22,020        16,352          7,793

Federal income tax expense                                   7,501         5,749          2,707
                                                          --------      --------       --------

    Net income                                            $ 14,519      $ 10,603       $  5,086
                                                          ========      ========       ========

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                       Statements of Shareholder's Equity

                  Years ended December 31, 1998, 1997 and 1996
                                ($000's omitted)



                                                                                          Accumulated
                                                              Additional                      other           Total
                                                Common         paid-in        Retained    comprehensive    shareholder's
                                                 stock         capital        earnings       income           equity
                                                 -----         -------        --------       ------           ------
December 31, 1995                              $   2,640      $  52,960      $  20,123      $   4,454       $  80,177

Comprehensive income:
  Net income                                          --             --          5,086             --           5,086
  Net unrealized losses on securities
    available-for-sale arising during the             --             --             --         (1,226)         (1,226)
year
                                                                                                            ---------
  Total comprehensive income                                                                                    3,860
                                               ---------      ---------      ---------      ---------       ---------
December 31, 1996                                  2,640         52,960         25,209          3,228          84,037

Comprehensive income:
  Net income                                          --             --         10,603             --          10,603
  Net unrealized gains on securities
    available-for-sale arising during the             --             --             --          3,940           3,940
year
                                                                                                            ---------
  Total comprehensive income                                                                                   14,543
                                               ---------      ---------      ---------      ---------       ---------
December 31, 1997                                  2,640         52,960         35,812          7,168          98,580

Comprehensive income:
  Net income                                          --             --         14,519             --          14,519
  Net unrealized gains on securities
    available-for-sale arising during the             --             --             --          2,887           2,887
year
                                                                                                            ---------
  Total comprehensive income                                                                                   17,406
                                               ---------      ---------      ---------      ---------       ---------
December 31, 1998                              $   2,640      $  52,960      $  50,331      $  10,055       $ 115,986
                                               =========      =========      =========      =========       =========

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                            Statements of Cash Flows

                                ($000's omitted)

                                                                                    Years ended December 31,
                                                                              1998            1997            1996
                                                                              ----            ----            ----
Cash flows from operating activities:
  Net income                                                               $  14,519       $  10,603       $   5,086
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                       4,881           3,948          34,711
      Capitalization of deferred policy acquisition costs                    (29,216)        (20,099)        (19,987)
      Amortization of deferred policy acquisition costs                        4,348           1,402           7,380
      Commission and expense allowances under coinsurance
        agreement with affiliate                                                  --              --          26,473
      Amortization and depreciation                                             (479)            250           1,721
      Realized (gains) losses on invested assets, net                           (696)            246               3
      Increase in accrued investment income                                     (867)         (1,589)           (725)
      (Increase) decrease in other assets                                    (25,919)         21,858         (32,539)
      Increase (decrease) in policy liabilities and funds withheld
        on coinsurance agreement with affiliate                              139,991         228,898          (7,101)
      (Decrease) increase in other liabilities                                (3,883)         (7,488)         23,198
                                                                           ---------       ---------       ---------
          Net cash provided by operating activities                          102,679         238,029          38,220
                                                                           ---------       ---------       ---------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                    117,228          95,366          73,966
  Proceeds from sale of securities available-for-sale                         17,403          30,431           2,480
  Proceeds from repayments of mortgage loans on real estate                   28,180          15,199          10,975
  Proceeds from sale of real estate                                              707              --              --
  Proceeds from repayments of policy loans                                        99              67              23
  Cost of securities available-for-sale acquired                            (242,516)       (267,899)       (179,671)
  Cost of mortgage loans on real estate acquired                             (78,180)        (84,736)        (57,395)
  Cost of real estate acquired                                                    (3)            (13)             --
  Policy loans issued                                                           (216)           (155)            (55)
  Short-term investments, net                                                 16,691         (18,476)          4,352
                                                                           ---------       ---------       ---------
          Net cash used in investing activities                             (140,607)       (230,216)       (145,325)
                                                                           ---------       ---------       ---------

Cash flows from financing activities:
  Increase in investment product and universal life insurance
    product account balances                                                  74,828           6,952         200,575
  Decrease in investment product and universal life insurance
    product account balances                                                 (42,061)        (13,898)        (89,174)
                                                                           ---------       ---------       ---------
          Net cash provided by (used in) financing activities                 32,767          (6,946)        111,401
                                                                           ---------       ---------       ---------

Net (decrease) increase in cash                                               (5,161)            867           4,296

Cash, beginning of year                                                        5,163           4,296              --
                                                                           ---------       ---------       ---------
Cash, end of year                                                          $       2       $   5,163       $   4,296
                                                                           =========       =========       =========

See accompanying notes to financial statements.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                          Notes to Financial Statements

                        December 31, 1998, 1997 and 1996
                                ($000's omitted)

(1)      Organization and Description of Business

         Nationwide Life and Annuity Insurance Company (the Company) is a wholly owned subsidiary of Nationwide Life Insurance Company (NLIC).

         The Company provides long-term savings and retirement products, including variable annuities, fixed annuities and life insurance.

(2)      Summary of Significant Accounting Policies

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. An Annual Statement, filed with the Department of Insurance of the State of Ohio (the Department), is prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  Valuation of Investments and Related Gains and Losses

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1998 or 1997.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (b)  Revenues and Benefits

              Investment Products and Universal Life Insurance Products:
              Investment products consist primarily of individual variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (c)  Deferred Policy Acquisition Costs

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(a).

         (d)  Separate Accounts

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the statements of income and cash flows except for the fees the Company receives.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         (e)  Future Policy Benefits

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges. The average interest rate credited on investment product policy reserves was 5.1%, 5.1% and 5.6% for the years ended December 31, 1998, 1997 and 1996, respectively.


         (f)  Federal Income Tax

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC). The members of the consolidated tax return group have a tax sharing agreement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (g)  Reinsurance Ceded

              Reinsurance revenues ceded and reinsurance recoveries on benefits and expenses incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (h)  Statements of Cash Flows

              The Company routinely invests its available cash balances in highly liquid, short-term investments with affiliated companies. See note 10. As such, the Company had no cash balance as of December 31, 1995.

         (i)  Recently Issued Accounting Pronouncements

              On January 1, 1998 the Company adopted SFAS No. 131 - Disclosures about Segments of an Enterprise and Related Information (SFAS
              131). SFAS 131 supersedes SFAS No. 14 - Financial Reporting for Segments of a Business Enterprise. SFAS 131 establishes standards for public business enterprises to report information about operating segments in annual financial statements and selected information about operating segments in interim financial reports. SFAS 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of SFAS 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The segment information required for annual financial statements is included in note 12.

              On January 1, 1998, the Company adopted SFAS No. 132 - Employers' Disclosures about Pensions and Other Postretirement Benefits. SFAS 132 revises employers' disclosures about pension and other postretirement benefit plans. The Statement does not change the measurement or recognition of benefit plans in the financial statements. The revised disclosures required by SFAS 132 are included in note 8.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


              In June 1998, the FASB issued SFAS No. 133 - Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. Contracts that contain embedded derivatives, such as certain insurance contracts, are also addressed by the Statement. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Statement is effective for fiscal years beginning after June 15, 1999. It may be implemented earlier provided adoption occurs as of the beginning of any fiscal quarter after issuance. The Company plans to adopt this Statement in first quarter 2000 and is currently evaluating the impact on results of operations and financial condition.

              In March 1998, The American Institute of Certified Public Accountant's Accounting Standards Executive Committee issued Statement of Position 98-1 - Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1). SOP 98-1 provides guidance intended to standardize accounting practices for costs incurred to develop or obtain computer software for internal use. Specifically, SOP 98-1 provides guidance for determining whether computer software is for internal use and when costs incurred for internal use software are to be capitalized. SOP 98-1 is effective for financial statements for fiscal years beginning after December 15, 1998. The Company does not expect the adoption of SOP 98-1, which occurred on January 1, 1999, to have a material impact on the Company's financial statements.

         (j)  Reclassification

         Certain items in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

(3)      Investments

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1998 and 1997 were:

                                                                                         Gross           Gross
                                                                        Amortized     unrealized       unrealized      Estimated
                                                                           cost          gains           losses        fair value
                                                                           ----          -----           ------        ----------
              December 31, 1998:
                Fixed maturity securities:
                  U.S. Treasury securities and obligations of U.S.
                    government corporations and agencies                $  15,577      $     232       $     (11)      $  15,798
                  Obligations of states and political subdivisions            332              1              --             333
                  Debt securities issued by foreign governments             4,015             23              --           4,038
                  Corporate securities                                    602,925         15,446            (358)        618,013
                  Mortgage-backed securities                              261,225          5,605             (66)        266,764
                                                                        ---------      ---------       ---------       ---------
                      Total fixed maturity securities                     884,074         21,307            (435)        904,946
                Equity securities                                          15,323          5,530              --          20,853
                                                                        ---------      ---------       ---------       ---------
                                                                        $ 899,397      $  26,837       $    (435)      $ 925,799
                                                                        =========      =========       =========       =========

              December 31, 1997:
                Fixed maturity securities:
                  U.S. Treasury securities and obligations of U.S.
                    government corporations and agencies                $   5,923      $     109       $     (27)      $   6,005
                  Obligations of states and political subdivisions            267              5              --             272
                  Debt securities issued by foreign governments             6,077             57              (1)          6,133
                  Corporate securities                                    482,478         10,964            (509)        492,933
                  Mortgage-backed securities                              285,224          6,458            (106)        291,576
                                                                        ---------      ---------       ---------       ---------
                      Total fixed maturity securities                     779,969         17,593            (643)        796,919
                Equity securities                                          11,704          3,063              --          14,767
                                                                        ---------      ---------       ---------       ---------
                                                                        $ 791,673      $  20,656       $    (643)      $ 811,686
                                                                        =========      =========       =========       =========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1998, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                 Amortized     Estimated
                                                                   cost       fair value
                                                                   ----       ----------
              Fixed maturity securities available-for-sale:
                Due in one year or less                          $121,769      $122,931
                Due after one year through five years             606,626       621,349
                Due after five years through ten years            126,215       130,402
                Due after ten years                                29,464        30,264
                                                                 --------      --------
                                                                 $884,074      $904,946
                                                                 ========      ========


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                                     1998          1997
                                                                     ----          ----
              Gross unrealized gains                               $ 26,402       $ 20,013
              Adjustment to deferred policy acquisition costs       (10,933)        (8,985)
              Deferred federal income tax                            (5,414)        (3,860)
                                                                   --------       --------
                                                                   $ 10,055       $  7,168
                                                                   ========       ========

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale follows for the years ended December 31:

                                                    1998           1997          1996
                                                    ----           ----          ----
              Securities available-for-sale:
                Fixed maturity securities         $  3,922      $  9,177       $ (8,764)
                Equity securities                    2,467         1,663            249
                                                  --------      --------       --------
                                                  $  6,389      $ 10,840       $ (8,515)
                                                  ========      ========       ========

         Proceeds from the sale of securities available-for-sale during 1998, 1997 and 1996 were $17,403, $30,431 and $2,480, respectively. During
         1998, gross gains of $509 ($825 and $181 in 1997 and 1996, respectively) and gross losses of $0 ($1,124 and none in 1997 and 1996, respectively) were realized on those sales. See note 10.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1998 was $890 (none as of December 31, 1997). No valuation allowance has been recorded for these loans as of December 31, 1998. During 1998, the average recorded investment in impaired mortgage loans on real estate was approximately $178 ($386 in 1997) and interest income recognized on those loans was $15 (none in
         1997), which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

                                                                       1998       1997
                                                                       ----       ----
              Allowance, beginning of year                            $ 750      $ 934
                Reductions credited to operations                        --        (53)
                Direct write-downs charged against the allowance         --       (131)
                                                                      -----      -----
              Allowance, end of year                                  $ 750      $ 750
                                                                      =====      =====

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Real estate is presented at cost less accumulated depreciation of $105 as of December 31, 1998 ($153 as of December 31, 1997). There was a valuation allowance of $229 as of December 31, 1997.

         The Company has no investments which were non-income producing for the twelve month periods preceding December 31, 1998 and 1997.

         An analysis of investment income by investment type follows for the years ended December 31:

                                                           1998          1997        1996
                                                           ----          ----        ----
              Gross investment income:
                Securities available-for-sale:
                  Fixed maturity securities               $56,398      $53,491      $40,552
                  Equity securities                            --          375          598
                Mortgage loans on real estate              21,124       14,862        9,991
                Real estate                                   379          318          214
                Short-term investments                      1,361          899          507
                Other                                         178           90           57
                                                          -------      -------      -------
                    Total investment income                79,440       70,035       51,919
              Less:
                Investment expenses                         1,773        1,386          874
                Net investment income ceded (note 9)       66,353       57,072           --
                                                          -------      -------      -------
                    Net investment income                 $11,314      $11,577      $51,045
                                                          =======      =======      =======

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

                                                                1998         1997        1996
                                                                ----         ----        ----
              Fixed maturity securities available-for-sale      $ 509       $(299)      $ 181
              Mortgage loans on real estate                        --          53        (184)
              Real estate and other                               187          --          --
                                                                -----       -----       -----
                                                                $ 696       $(246)      $  (3)
                                                                =====       =====       =====

         Fixed maturity securities with an amortized cost of $3,562 and $3,383 as of December 31, 1998 and 1997, respectively, were on deposit with various regulatory agencies as required by law.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(4)      Federal Income Tax

         The Company's current federal income tax liability was $1,522 and $806 as of December 31, 1998 and 1997, respectively.

         The tax effects of temporary differences that give rise to significant components of the net deferred tax asset (liability) as of December 31, 1998 and 1997 are as follows:

                                                                    1998            1997
                                                                    ----            ----
              Deferred tax assets:
                Future policy benefits                             $ 16,670       $ 13,168
                Liabilities in Separate Accounts                     12,477          8,080
                Mortgage loans on real estate and real estate           263            336
                Other assets and other liabilities                       --             48
                                                                   --------       --------
                  Total gross deferred tax assets                    29,410         21,632
                                                                   --------       --------

              Deferred tax liabilities:
                Fixed maturity securities                             8,669          7,186
                Deferred policy acquisition costs                     8,103          6,159
                Equity securities                                     1,935          1,072
                Other                                                10,422          7,892
                                                                   --------       --------
                  Total gross deferred tax liabilities               29,129         22,309
                                                                   --------       --------
                                                                   $    281       $   (677)
                                                                   ========       ========

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. All future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. The Company has determined that valuation allowances are not necessary as of December 31, 1998, 1997 and 1996 based on its analysis of future deductible amounts.

         Federal income tax expense for the years ended December 31 was as follows:

                                                    1998           1997          1996
                                                    ----           ----          ----
              Currently payable                   $ 10,014       $  2,458      $  9,612
              Deferred tax (benefit) expense        (2,513)         3,291        (6,905)
                                                  --------       --------      --------
                                                  $  7,501       $  5,749      $  2,707
                                                  ========       ========      ========

         Total federal income tax expense for the years ended December 31, 1998, 1997 and 1996 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                                        1998                   1997                     1996
                                                              Amount           %      Amount           %       Amount           %
                                                              ------           -      ------           -       ------           -
              Computed (expected) tax expense                $ 7,707         35.0     $ 5,723        35.0     $ 2,728         35.0
              Tax exempt interest and dividends
                 received deduction                             (223)        (1.0)         --        (0.0)       (175)        (2.3)
              Other, net                                          17          0.1          26        (0.2)        154          2.0
                                                             -------       ------     -------      ------     -------       ------
                    Total (effective rate of each year)      $ 7,501         34.1     $ 5,749        35.2     $ 2,707         34.7
                                                             =======       ======     =======      ======     =======       ======


         Total federal income tax paid was $9,298, $9,566 and $2,335 during the years ended December 31, 1998, 1997 and 1996, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(5)      Comprehensive Income

         Pursuant to SFAS No. 130 - Reporting Comprehensive Income, which the Company adopted January 1, 1998, the Consolidated Statements of Shareholder's Equity include a new measure called "Comprehensive Income". Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholders' equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts are as follows:

                                                                            1998          1997           1996
                                                                            ----          ----           ----
              Unrealized gains (losses) on securities available-
                 for-sale arising during the period:
                 Gross                                                   $  6,898       $ 10,541       $ (8,334)
                 Adjustment to deferred policy acquisition costs           (1,947)        (4,778)         6,628
                 Related federal income tax (expense) benefit              (1,733)        (2,017)           362
                                                                         --------       --------       --------
                    Net                                                     3,218          3,746         (1,344)
                                                                         --------       --------       --------

              Reclassification adjustment for net (gains) losses on
                 securities available-for-sale realized during the
              period:
                 Gross                                                       (509)           299           (181)
                 Related federal income tax expense (benefit)                 178           (105)            63
                                                                         --------       --------       --------
                    Net                                                      (331)           194            118
                                                                         --------       --------       --------
              Total Other Comprehensive Income                           $  2,887       $  3,940       $ (1,226)
                                                                         ========       ========       ========

(6)      Fair Value of Financial Instruments

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              Mortgage loans on real estate: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgages in default is the estimated fair value of the underlying collateral.

              Policy loans, short-term investments and cash: The carrying amount reported in the balance sheets for these instruments approximates their fair value.

              Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              Investment contracts: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

              Policy reserves on life insurance contracts: The estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              Commitments to extend credit: Commitments to extend credit have nominal value because of the short-term nature of such commitments. See note 7.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                            1998                            1997
                                                                  -------------------------      --------------------------
                                                                  Carrying       Estimated        Carrying       Estimated
                                                                   amount        fair value        amount        fair value
                                                                   ------        ----------        ------        ----------
              Assets:
                Investments:
                  Securities available-for-sale:
                    Fixed maturity securities                    $  904,946      $  904,946      $  796,919      $  796,919
                    Equity securities                                20,853          20,853          14,767          14,767
                  Mortgage loans on real estate, net                268,894         276,387         218,852         229,881
                  Policy loans                                          332             332             215             215
                  Short-term investments                              2,277           2,277          18,968          18,968
                Cash                                                      2               2           5,163           5,163
                Assets held in separate accounts                  1,533,690       1,533,690         891,101         891,101

              Liabilities:
                Investment contracts                              1,153,930       1,113,584         980,263         950,105
                Policy reserves on life insurance contracts           9,899          10,517           5,928           6,076
                Liabilities related to separate accounts          1,533,690       1,501,255         891,101         868,056

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(7)      Risk Disclosures

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining credit and collection policies and by providing for any amounts deemed uncollectible.

         Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $9,500 extending into 1999 were outstanding as of December 31, 1998.

         Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 33% (29% in 1997) in any geographic area and no more than 6% (3% in 1997) with any one borrower as of December 31, 1998. As of December 31, 1998 36% (37% in 1997) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed apartment building properties.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


(8)      Pension Plan and Postretirement Benefits Other Than Pensions

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company. Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

         Pension costs charged to operations by the Company during the years ended December 31, 1998, 1997 and 1996 were $235, $257 and $189, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1998 and 1997 was $1,008 and $891, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1998, 1997 and 1996 was $130, $94 and $78, respectively.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 1998 and 1997 follows:

                                                                           Pension Benefits           Postretirement Benefits
                                                                         1998            1997           1998             1997
                                                                         ----            ----           ----             ----
              Change in benefit obligation:
              Benefit obligation at beginning of year                $ 2,033,800     $ 1,847,800     $   237,900     $   200,700
              Service cost                                                87,600          77,300           9,800           7,000
              Interest cost                                              123,400         118,600          15,400          14,000
              Actuarial loss                                             123,200          60,000          15,600          24,400
              Plan curtailment in 1998/merger in 1997                   (107,200)          1,500              --              --
              Benefits paid                                              (75,800)        (71,400)         (8,600)         (8,200)
                                                                     -----------     -----------     -----------     -----------
              Benefit obligation at end of year                        2,185,000       2,033,800         270,100         237,900
                                                                     -----------     -----------     -----------     -----------

              Change in plan assets:
              Fair value of plan assets at beginning of year           2,212,900       1,947,900          69,200          63,000
              Actual return on plan assets                               300,700         328,100           5,000           3,600
              Employer contribution                                      104,100           7,200          12,100          10,600
              Plan merger                                                     --           1,100              --              --
              Benefits paid                                              (75,800)        (71,400)         (8,400)         (8,000)
                                                                     -----------     -----------     -----------     -----------
              Fair value of plan assets at end of year                 2,541,900       2,212,900          77,900          69,200
                                                                     -----------     -----------     -----------     -----------

              Funded status                                              356,900         179,100        (192,200)       (168,700)
              Unrecognized prior service cost                             31,500          34,700              --              --
              Unrecognized net (gains) losses                           (345,700)       (330,700)         16,000           1,600
              Unrecognized net (asset) obligation at transition          (11,000)         33,300           1,300           1,500
                                                                     -----------     -----------     -----------     -----------
              Prepaid (accrued) benefit cost                         $    31,700     $   (83,600)    $  (174,900)    $  (165,600)
                                                                     ===========     ===========     ===========     ===========

         Basis for measurements, funded status of the pension plan and postretirement life and health care benefit plan:

                                                                  Pension Benefits    Postretirement Benefits
                                                                   1998       1997       1998        1997
                                                                   ----       ----       ----        ----
              Weighted average discount rate                       5.50%      6.00%      6.65%       6.70%
              Rate of increase in future compensation levels       3.75%      4.25%        --          --
              Assumed health care cost trend rate:
                    Initial rate                                     --         --      15.00%      12.13%
                    Ultimate rate                                    --         --       8.00%       6.12%
                    Uniform declining period                         --         --      15 Years    12 Years


         The net periodic pension cost for the pension plan as a whole for the years ended December 31, 1998, 1997 and 1996 follows:

                                                                        1998             1997            1996
                                                                        ----             ----            ----
              Service cost (benefits earned during the period)        $  87,600       $  77,300       $  75,500
              Interest cost on projected benefit obligation             123,400         118,600         105,500
              Expected return on plan assets                           (159,000)       (139,000)       (116,100)
              Recognized gains                                           (3,800)             --              --
              Amortization of prior service cost                          3,200           3,200           3,200
              Amortization of unrecognized transition obligation          4,200           4,200           4,100
                                                                      ---------       ---------       ---------
                                                                      $  55,600       $  64,300       $  72,200
                                                                      =========       =========       =========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with the Nationwide Insurance Enterprise and employees of WSC ended participation in the plan. A curtailment gain of $67,100 resulted (consisting of a $107,200 reduction in the projected benefit obligation, net of the write-off of the $40,100 remaining unamortized transition obligation related to WSC). The Company anticipates that the plan will settle the obligation related to WSC employees with a transfer of assets during 1999.

                  Basis for measurements, net periodic pension cost for the pension plan:

                                                                                        1998          1997          1996
                                                                                        ----          ----          ----
             Weighted average discount rate                                            6.00%         6.50%         6.00%
             Rate of increase in future compensation levels                            4.25%         4.75%         4.25%
             Expected long-term rate of return on plan assets                          7.25%         7.25%         6.75%

         The amount of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 1998, 1997 and 1996 was as follows:


                                                                                    1998           1997            1996
                                                                                    ----           ----            ----
             Service cost (benefits attributed to employee service
                during the year)                                                   $  9,800       $  7,000        $  6,500
             Interest cost on accumulated postretirement benefit obligation          15,400         14,000          13,700
             Actual return on plan assets                                            (5,000)        (3,600)         (4,300)
             Amortization of unrecognized transition obligation of affiliates           200            200             200
             Net amortization and deferral                                            1,200           (500)          1,800
                                                                                   --------       --------        --------
                                                                                    $21,600       $ 17,100        $ 17,900
                                                                                   ========       ========        ========

         Actuarial assumptions used for the measurement of the accumulated postretirement benefit obligation (APBO) and the NPPBC for the postretirement benefit plan for 1998, 1997 and 1996 were as follows:


                                                                                     1998          1997          1996
                                                                                     ----          ----          ----
             NPPBC:
               Discount rate                                                         6.70%         7.25%         6.65%
               Long term rate of return on plan
                   assets, net of tax                                                5.83%         5.89%         4.80%
               Assumed health care cost trend rate:
                   Initial rate                                                      12.00%        11.00%        11.00%
                   Ultimate rate                                                     6.00%         6.00%         6.00%
                   Uniform declining period                                          12 Years      12 Years      12 Years


         For the postretirement benefit plan as a whole, a one percentage point increase or decrease in the assumed health care cost trend rate would have no impact on the APBO as of December 31, 1998 and have no impact on the NPPBC for the year ended December 31, 1998.


(9) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions

         Ohio, the Company's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         certain levels, each of which requires specified corrective action. The Company exceeds the minimum risk-based capital requirements.

         The statutory capital and surplus of the Company as reported to regulatory authorities as of December 31, 1998, 1997 and 1996 was $70,135, $74,820 and $71,390, respectively. The statutory net (loss) income of the Company as reported to regulatory authorities for the years ended December 31, 1998, 1997 and 1996 was $(3,371), $7,446 and
         $670, respectively.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 1998, the maximum amount available for dividend payment from the Company to its shareholder without prior approval of the Department was $7,013.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and stockholder dividends in the future.

(10)     Transactions With Affiliates

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1998, 1997 and 1996, the Company made lease payments to NMIC and its subsidiaries of $430, $703 and $410, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $2,933, $2,564 and $2,682 in 1998, 1997 and 1996, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $2,750 and $4,981 as of December 31, 1998 and 1997, respectively.

         Effective December 31, 1996, the Company entered into an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a 100% coinsurance with funds withheld basis. On December 31, 1997, the agreement was amended to a modified coinsurance basis. Under modified coinsurance agreements, invested assets and liabilities for future policy benefits are retained by the ceding company and net investment earnings on the invested assets are paid to the assuming company. Under terms of the Company's agreement, the investment risk associated with changes in interest rates is borne by NLIC. Risk of asset default is retained by the Company, although a fee is paid by NLIC to the Company for the Company's retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. The Company believes that the terms of the modified coinsurance agreement are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NLIC in 1998 are included in NLIC's results of operations for 1998 and include premiums of $241,503, net investment income of $66,353 and benefits, claims and other expenses of $296,659. In consideration for the initial inforce business reinsured, NLIC paid the Company $26,473 in commission and expense allowances which were applied to the Company's deferred policy acquisition costs as of December 31, 1996. No significant gain or loss was recognized as a result of the agreement.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         During 1997, the Company sold fixed maturity securities available-for-sale at fair value of $27,253 to NLIC. The Company recognized a $693 gain on the transactions.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $2,277 and $18,968 as of December 31, 1998 and 1997, respectively, and are included in short-term investments on the accompanying balance sheets.

(11)     Contingencies

         On October 29, 1998, the Company and certain of its affiliates were named in a lawsuit filed in the Common Pleas Court of Franklin County, Ohio related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). The plaintiff in such lawsuit seeks to represent a national class of the Company's customers and seeks unspecified compensatory and punitive damages. The Company is currently evaluating this lawsuit, which is in an early stage and has not been certified as a class. The Company intends to defend this lawsuit vigorously.

(12)     Segment Information

         The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
         Variable Annuities, Fixed Annuities and Life Insurance.

         The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company, with investment returns accumulating on a tax-deferred basis. The Company's variable annuity products consist almost entirely of flexible premium deferred variable annuity contracts.

         The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. Such contracts consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities. The Fixed Annuities segment includes the fixed option under variable annuity contracts.

         The Life Insurance segment consists of insurance products, including variable universal life insurance and corporate-owned life insurance products, that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis.

         In addition to the product segments, the Company reports corporate revenue and expenses, investments and related investment income supporting capital not specifically allocated to its product segments, and all realized gains and losses on investments in a Corporate and Other segment.

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 1998, 1997 and 1996.


                                                 Variable            Fixed            Life            Corporate
                                                 Annuities         Annuities        Insurance         and Other           Total
                                                 ---------         ---------        ---------         ---------           -----
         1998:
         Net investment income (1)              $    (1,417)      $     6,792      $      4098       $     5,531       $    11,314
         Other operating revenue                     18,209             3,182            8,386                --            29,777

                                                -----------       -----------      -----------       -----------       -----------
            Total operating revenue (2)              16,792             9,974            8,794             5,531            41,091
                                                -----------       -----------      -----------       -----------       -----------
         Interest credited to policyholder
            account balances                             --             4,660              221                --             4,881
         Amortization of deferred policy
            acquisition costs                         3,466               508              374                --             4,348
         Other benefits and expenses                  4,442             2,087            4,009                --            10,538
                                                -----------       -----------      -----------       -----------       -----------
            Total expenses                            7,908             7,255            4,604                --            19,767
                                                -----------       -----------      -----------       -----------       -----------
         Operating income (loss) before
            federal income tax                        8,884             2,719            4,190             5,531            21,324

         Realized gains on investments                   --                --               --               696               696
                                                -----------       -----------      -----------       -----------       -----------
         Consolidated income before
            federal tax expense                 $     8,884       $     2,719      $     4,190       $     6,227       $    22,020
                                                ===========       ===========      ===========       ===========       ===========

         Assets as of year end                  $ 1,502,829       $ 1,162,040      $    92,482       $    82,087       $ 2,839,438
                                                ===========       ===========      ===========       ===========       ===========

         1997:
         Net investment income (1)              $      (873)      $     5,927      $       166       $     6,357       $    11,577
         Other operating revenue                     10,823             1,825               16                --            12,664
                                                -----------       -----------      -----------       -----------       -----------
            Total operating revenue (2)               9,950             7,752              182             6,357            24,241
                                                -----------       -----------      -----------       -----------       -----------
         Interest credited to policyholder
            account balances                             --             3,856               92                --             3,948
         Amortization of deferred policy
            acquisition costs                         1,035               347               20                --             1,402
         Other benefits and expenses                  1,648               347              298                --             2,293
                                                -----------       -----------      -----------       -----------       -----------
            Total expenses                            2,683             4,550              410                --             7,643
                                                -----------       -----------      -----------       -----------       -----------
         Operating income before federal
             income tax                               7,267             3,202             (228)            6,357            16,598
         Realized losses on investments                  --                --               --              (246)             (246)
                                                -----------       -----------      -----------       -----------       -----------
         Consolidated income before
            federal tax expense                 $     7,267       $     3,202      $      (228)      $     6,111       $    16,352
                                                ===========       ===========      ===========       ===========       ===========
         Assets as of year end                  $   925,021       $   989,116      $     2,228       $    88,933       $ 2,005,298
                                                ===========       ===========      ===========       ===========       ===========

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
        (a wholly owned subsidiary of Nationwide Life Insurance Company)

                    Notes to Financial Statements, Continued


                                                 Variable            Fixed            Life            Corporate
                                                 Annuities         Annuities        Insurance         and Other           Total
                                                 ---------         ---------        ---------         ---------           -----
         1996:
         Net investment income (1)              $      (849)      $    50,197      $       149       $     1,548       $    51,045
         Other operating revenue                      5,440             1,445               16                 1             6,902
                                                -----------       -----------      -----------       -----------       -----------
            Total operating revenue (2)               4,591            51,642              165             1,549            57,947
                                                -----------       -----------      -----------       -----------       -----------
         Interest credited to policyholder
            account balances                             --            34,711               --                --            34,711
         Amortization of deferred policy
            acquisition costs                         1,473             5,888               19                --             7,380
         Benefits and expenses                        2,024             5,889              147                --             8,060
                                                -----------       -----------      -----------       -----------       -----------
            Total expenses                            3,497            46,488              166                --            50,151
                                                -----------       -----------      -----------       -----------       -----------
         Operating income before federal
             income tax                               1,094             5,154               (1)            1,549             7,796
         Realized losses on investments                  --                --               --                (3)               (3)
                                                -----------       -----------      -----------       -----------       -----------
         Consolidated income before
            federal tax expense                 $     1,094       $     5,154      $        (1)      $     1,546       $     7,793
                                                ===========       ===========      ===========       ===========       ===========

         Assets as of year end                  $   503,111       $   787,682      $     2,597       $    73,031       $ 1,366,421
                                                ===========       ===========      ===========       ===========       ===========


         (1) The Company's method of allocating net investment income results in a charge (negative net investment income) to the Variable Annuities segment which is recognized in the Corporate and Other segment. The charge relates to non-invested assets which support this segment on a statutory basis.

         (2)      Excludes realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post Effective Amendment comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 94 pages.


Representations and Undertakings.

Independent Auditors' Consent

Signatures.

The following exhibits required by Forms N-8B-2 and S-6:


                                                        Filed previously with this Registration Statement and
1.  Power of Attorney dated April 1, 1999.              incorporated by reference (333-59517).

2.  Resolution of the Depositor's Board of Directors    Filed previously with this Registration Statement and
    authorizing the establishment of the Registrant,    incorporated by reference (333-59517).
    adopted May 22, 1998.

3.  Distribution Contracts                              Underwriting or Distribution of contracts between the
                                                        Registrant and Principal Underwriter - Filed previously in connection with Registration Statement (SEC file
                                                        No. 33-86408) on November 14, 1994 and hereby incorporated by reference.

4.  Form of Security                                    Filed previously with Pre-Effective Amendment No. 1 and
                                                        incorporated by reference (333-59517).

5.  Articles of Incorporation of Depositor              Filed previously with this Registration Statement and
                                                        incorporated by reference (333-59517).

6.  Application form of Security                        Filed previously with this Registration Statement and
                                                        incorporated by reference (333-59517).
                                                        Filed previously with this Registration Statement and
7.  Opinion of Counsel                                  incorporated by reference (333-59517).

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors of Nationwide Life and Annuity Insurance Company:




We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.




                                                                       KPMG LLP

Columbus, Ohio
April 29, 1999

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant, Nationwide VL Separate Account-D, certifies that it meets the requirements of the Securities Act Rule 485(b) and has caused this Post-Effective Amendment to be signed on its behalf in the City of Columbus, and the State of Ohio, on this 18th day of October, 1999.


                                      NATIONWIDE VL SEPARATE ACCOUNT-D
                                      --------------------------------
                                               (Registrant)

(Seal)                                NATIONWIDE LIFE AND ANNUITY
Attest:                                      INSURANCE COMPANY
                                      --------------------------------
                                                (Depositor)

GLENN W. SODEN                        By:         JOSEPH P. RATH
-----------------------                  -----------------------------
Glenn W. Soden                                    Joseph P. Rath
Assistant Secretary                       Vice President - Product and
                                                Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 18th day of October, 1999.



               SIGNATURE                                 TITLE
LEWIS J. ALPHIN                                        Director
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Lewis J. Alphin

A. I. BELL                                             Director
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A. I. Bell

KENNETH D. DAVIS                                       Director
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Kenneth D. Davis

KEITH W. ECKEL                                         Director
----------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                       DIRECTOR
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Willard J. Engel

FRED C. FINNEY                                         DIRECTOR
----------------------------------------
Fred C. Finney

JOSEPH J. GASPER                             President and Chief Operating
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Joseph J. Gasper                                 Officer and Director

DIMON R. MCFERSON                            Chairman and Chief Executive
----------------------------------------
Dimon R. McFerson                                Officer and Director

DAVID O. MILLER                                Chairman of the Board and
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David O. Miller                                        Director

YVONNE L. MONTGOMERY                                   Director
----------------------------------------
Yvonne L. Montgomery

ROBERT A. OAKLEY                          Executive Vice President and Chief
----------------------------------------
Robert A. Oakley                                   Financial Officer

RALPH M. PAIGE                                         Director
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Ralph M. Paige

JAMES F. PATTERSON                                     Director
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James F. Patterson

ARDEN L. SHISLER                                       Director                         By /s/ JOSEPH P. RATH
----------------------------------------                                        --------------------------------------
Arden L. Shisler                                                                           Joseph P. Rath

ROBERT L. STEWART                                      Director                           Attorney-in-Fact
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Robert L. Stewart

NANCY C. THOMAS                                        Director
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Nancy C. Thomas